                                                                               .
                                                                               .
                                                                               .

                                                                    Exhibit 4.14

                                                        15 JUNE 2006

[OLSWANG LOGO]  90 High Holborn  T +44 (0) 20 7067 3000  In alliance with Greenberg Traurig LLP
                London WC1V 6XX  F +44 (0) 20 7067 3999
                www.olswang.com  DX 37972 Kingsway       Regulated by the Law Society

MASTER NETWORK LEASE AND SALE AGREEMENT BETWEEN

(1)   VIATEL HOLDING (BERMUDA) LIMITED

(2)   VTL-TP (BERMUDA) LIMITED AND

(3)   GLOBAL VOICE GROUP LIMITED

CONTENTS

CLAUSE                                                                                   PAGE
1     DEFINITIONS AND INTERPRETATION ..................................................    1

2     GRANT OF RIGHTS OVER VIATEL INFRASTRUCTURE ......................................   10

3     GLOBAL VOICE RIGHTS OF ACCESS TO VIATEL SITES AND VIATEL TRANSFERRED ASSETS .....   13

4     GLOBAL VOICE FIBRE TRANSFERS ....................................................   14

5     OPTIONS .........................................................................   17

6     RIGHTS OF VIATEL IN VIATEL TRANSFERRED ASSETS ...................................   17

7     BENEFIT OF CUSTOMER CONTRACTS ...................................................   18

8     NETWORK OPERATIONAL AGREEMENT ...................................................   18

9     CONSIDERATION PAYMENTS AND PAYMENT PROCEDURES ...................................   18

10    NEW EQUIPMENT COMPANY ...........................................................   22

11    COMPLETION ......................................................................   22

12    WARRANTIES ......................................................................   23

13    LIMITATION OF LIABILITY .........................................................   24

14    DURATION AND TERMINATION ........................................................   24

15    ASSIGNMENT ......................................................................   24

16    CONFIDENTIALITY .................................................................   25

17    NON-SOLICITATION ................................................................   26

18    FORCE MAJEURE ...................................................................   26

19    NOTICES .........................................................................   27

20    SEVERANCE .......................................................................   28

21    GENERAL .........................................................................   29

22    GOVERNING LAW AND JURISDICTION ..................................................   30

SCHEDULE I
      CUSTOMER CONTRACTS ..............................................................   32

SCHEDULE IIA
      GERMAN NETWORK ASSETS ...........................................................   34

SCHEDULE IIB

      GERMAN TRANSFERRED ASSETS .......................................................   35
      Part A: Network Segments ........................................................   35
      Part B: Duct and Fibre Allocations ..............................................   36

SCHEDULE IIIA
      FRENCH NETWORK ASSETS ...........................................................   43

SCHEDULE IIIB
      FRENCH TRANSFERRED ASSETS .......................................................   45
      Part 1 -- Ducts .................................................................   45
      Part 2 -- Fibres ................................................................   46

SCHEDULE IVA
      NBUK NETWORK ASSETS .............................................................   49

SCHEDULE IVA
      NBUK TRANSFERRED ASSETS .........................................................   53
      NETHERLANDS .....................................................................   53
      Part 1 -- Ducts and Subducts ....................................................   53
      Part 2 -- Fibres ................................................................   55
      BELGIUM .........................................................................   56
      UK ..............................................................................   56
      Part 1 -- Ducts and Sub-Ducts ...................................................   57
      Part 2 -- Fibres ................................................................   61

SCHEDULE V
      VIATEL OPERATING COST CATEGORIES (INCL. DRAFT 2006 BUDGET FIGURES) ..............   65

SCHEDULE VI
      PART I
      VIATEL WARRANTIES ...............................................................   67
      PART II .........................................................................   71
      LIMITATIONS ON VIATEL WARRANTIES ................................................   71
      PART III
      GV WARRANTIES ...................................................................   74
      PART IV
      LIMITATIONS ON GV WARRANTIES ....................................................   77

SCHEDULE VII
      VIATEL SITES ....................................................................   80

SCHEDULE VIII
      GV TRANSFERRED ASSETS ...........................................................   86
      Part I
      Part II
      Network Routes ..................................................................   88
      For all routes the allocated fibres will be provided on one continuous length along the route of each specified cable.

SCHEDULE IX
      INFLATION INDEXATION MECHANISMS .................................................   92
      Part I
      Clause 4.12: Maintenance Costs payable by Viatel ................................   92
      Part II
      Inflation Indexation elsewhere in a Transaction Document

SCHEDULE X
      PAYMENTS TO VIATEL ..............................................................   93

SCHEDULE XI

SCHEDULE XII
      CURRENT GLOBAL VOICE ON-NET BUILDINGS ...........................................    1

SCHEDULE XIII
      ITU SPECIFICATIONS FOR FIBRES ...................................................    4

SCHEDULE XIV
      DEED OF COVENANT ................................................................    2

1.    DEFINITIONS .....................................................................    1

2.    TRANSFEREE'S COVENANTS ..........................................................    2

3.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999 ....................................    2

1.    DEFINITIONS .....................................................................    2

2.    TRANSFEREE'S COVENANTS ..........................................................    3

3.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999 ....................................    3

APPENDIX A
      VIATEL NETWORK MAP ..............................................................   13

APPENDIX B
      GLOBAL VOICE NETWORK MAP ........................................................   14

THIS AGREEMENT is made the 15 day of June 2006

BETWEEN:

(1) VIATEL HOLDING (BERMUDA) LIMITED (registered in Bermuda under number 31325) whose registered office is at Cannons Court, 22 Victoria Street, Hamilton HM 12, Bermuda ("VIATEL");

(2) VTL-TP (BERMUDA) LIMITED (registered in Bermuda under number 31334) whose registered office is at Cannons Court, 22 Victoria Street, Hamilton HM12, Bermuda ("VTL-TP"); and

(3) GLOBAL VOICE GROUP LIMITED registered as a public limited liability company in Singapore under number 199905625E whose registered office/principal place of business is at 80 Raffles Place, #31-20 UOB Plaza 2, Singapore 048624 ("GLOBAL VOICE").

INTRODUCTION

(A) Viatel's group companies own, lease and operate a telecommunications network running through the UK, France, Belgium, The Netherlands and Germany.

(B) VTL-TP has the right, granted to it by the various asset-owning entities within Viatel's group, to use and exploit dark fibre and capacity over the Viatel group's network.

(C) Global Voice owns, leases and operates metropolitan telecommunications systems in and around major cities in Western Europe.

(D) Viatel wishes to have its group companies grant rights over certain assets comprised in its network to Global Voice and Global Voice wishes to grant to Viatel group companies rights over certain assets comprised in its network, for which purpose the parties have agreed upon the following associated transactions, terms and conditions.

IT IS AGREED AS FOLLOWS:

1     DEFINITIONS AND INTERPRETATION

1.1 In this Agreement (except where the context otherwise requires) the following words shall have the following meanings:

      "ARBITRATION AGREEMENT"      the agreement with that title between all
                                   parties to the Transaction Documents, in the agreed terms;

      "BUDGET"                     as defined in Clause 9.2.2;

      "BUSINESS DAY"               any day which is not a Saturday, a Sunday, or
                                   a bank or public holiday in England;

      "CLAIMING PARTY"             as defined in Clause 18.2;

      "COMPLETION"                 completion of this Agreement in accordance
                                   with Clause 11;

      "CONTRACT PAYMENTS"          as defined in Clause 7.1;

      "CUSTOMER CONTRACTS"         the contracts in the name of a Viatel Group
                                   Company and a customer of that company, as listed in Schedule I including any or all renewals, extensions or variations thereof;

      "DATA ROOM"                  the physical and electronic data rooms made
                                   available by Viatel for the use of Global
                                   Voice and its representatives as described in the 'Rules of Data Room' signed by Global
                                   Voice on February 23, 2006;

      "DEFAULTING PARTY"           as defined in Clause 9.8;

      "DISPUTE"                    as defined in Clause 22.1;

      "EQUIPMENT COMPANY"          as defined in Clause 10.1;

      "FRANKFURT RING"             the ducts, cables and/or fibres specified in
                                   parts A and B of Schedule IIB;

      "FRENCH NETWORK ASSETS"      the ducts, cables and/or fibres and all
                                   apparatus, equipment, colocation space,
                                   points of presence or other facilities of whatever nature located in or on, or related to the operation of, those segments of the Viatel Network in France, as described in
                                   Schedule III A and as geographically
                                   illustrated in the map included in Appendix
                                   A;

      "FRENCH OPTION"              the Option and Transfer Agreement with
                                   respect to France;

      "FRENCH TRANSFERRED ASSETS"  those French Network Assets described in
                                   Schedule III B and more particularly set out in the French Option;

      "GERMAN NETWORK ASSETS"      the ducts, cables and/or fibres and all
                                   apparatus, equipment, colocation space,
                                   points of presence or other facilities of whatever nature located in or on, or related to the operation of, those segments of the Viatel Network in Germany, as described in

                                   Schedule II A and as geographically
                                   illustrated in the map included in Appendix
                                   A;

      "GERMAN ASSET LEASE"         a lease agreement with respect to specific
                                   German Network Assets (i) forming part of the Frankfurt Ring and (ii) leased by VTL Telecom
                                   GmbH from GasLINE;

      "GERMAN OPTION"              the Option and Transfer Agreement with
                                   respect to Germany;

      "GERMAN TRANSFERRED ASSETS"  those German Network Assets described in
                                   Schedule II B and more particularly set out in the German Option excluding, for the avoidance of any doubt, the assets the subject of the GND Asset Transfer;

      "GND ASSET TRANSFER"         an agreement with respect to specific assets
                                   forming part of the Viatel Network in
                                   Germany, between (i) Viatel German Asset
                                   GmbH, VTL, Inc and Viatel Circe Assets
                                   Limited and (ii) Global Voice Networks AG, in the agreed terms;

      "GROUP COMPANY"              a Viatel Group Company or a GV Group Company;
                                   "Group Companies" shall be construed
                                   accordingly;

      "GV DISCLOSURE LETTER"       the letter of the same date as this Agreement
                                   from Global Voice to Viatel containing
                                   disclosures against the GV Warranties;

      "GV FIBRE TRANSFER           agreement(s) with that title between (i) the
      AGREEMENT"                   GV Group Companies and (ii) the Viatel Group
                                   Companies specified in Clause 4.1, in the agreed terms;

      "GV GROUP"                   Global Voice, its holding company (if any)
                                   and each subsidiary (whether direct or
                                   indirect) of Global Voice;

      "GV GROUP COMPANIES"         the companies which are members of the GV
                                   Group; "GV Group Company" shall be construed accordingly;

      "GV NETWORK"                 the network infrastructure in Germany, the
                                   Netherlands and the UK in which GV Group

                                   Companies have ownership rights and other rights and interests comprising ducts and optical fibre cables, and all facilities used in connection with and buildings and infrastructure used to house, support or contain such equipment, together with all related metropolitan networks serving certain European cities and covering the route and areas coloured orange on the network map included in Appendix B;

      "GV OFF-NET BUILDINGS"       those buildings or premises to which Global
                                   Voice will provide access for Viatel to the GV Network, which are not listed in Schedule
                                   XII;

      "GV ON-NET BUILDINGS"        those buildings and premises that are from
                                   time to time directly connected to the GV
                                   Network and which are listed in Schedule XII;

      "GV TRANSFERRED ASSETS"      the fibre assets agreed to be sold and
                                   transferred to Viatel or any Viatel Group
                                   Companies under this Agreement, including those described in Clauses 4.1, 4.11 and 4.14;

      "GV WARRANTIES"              the warranties set out in Part III of
                                   Schedule VI;

      "IRU" an agreement with respect to the grant of long-term rights in specific French Network Assets, between (i) Viatel Operations S.A. and (ii) the relevant GV Group Company in France, in the agreed terms;

      "LICENCE AGREEMENT(S)"       the agreement(s) with that title (or local
                                   equivalent) to be entered into by relevant
                                   Viatel Group Companies and relevant GV Group
                                   Companies, in respect of France, Germany and NBUK, in the agreed terms;

      "NBUK"                       the Netherlands, Belgium and the UK;

      "NBUK NETWORK ASSETS"        the ducts, cables and/or fibres and all
                                   apparatus, equipment, colocation space,
                                   points of presence or other facilities of whatever nature located in or on, or related to the operation of, those segments of the Viatel Network in the NBUK, as described in
                                   Schedule IV A and as geographically
                                   illustrated
                                   in the map included in Appendix A;

      "NBUK ASSET LEASE(S)"        agreement(s) in the agreed terms between,
                                   separately, (i) VTL (UK) Limited, Viatel
                                   Belgium NV, and Viatel Global Communications
                                   BV/Viaphone NV and (ii) Global Voice Networks
                                   Limited, the relevant GV Group Company in
                                   France and Global Voice Networks BV, with respect to leases of specific NBUK Network
                                   Assets;

      "NBUK OPTION(S)"             Option and Transfer Agreement(s) with respect
                                   to NBUK;

      "NBUK TRANSFERRED ASSETS"    those NBUK Network Assets described in
                                   Schedule IV B and more particularly set out in the NBUK Options;

      "NETWORK LEASE(S)"           all or any of the NBUK Asset Leases, the
                                   German Asset Lease and the IRU;

      "NETWORK OPERATIONAL         the agreement with that title to be entered
      AGREEMENT"                   into by Viatel with Global Voice in the
                                   agreed terms;

      "NEW EQUIPMENT"              as defined in Clause 10.1;

      "OPERATING CHARGES"          as defined in Clause 9.2;

      "OPERATING COSTS"            the costs of the types itemised in Schedule V
                                   incurred by members of the Viatel Group in operating the French Network Assets, the German Network Assets and the NBUK Network
                                   Assets, excluding any incremental operating costs exclusively incurred by or on behalf of Viatel Group Companies (i) in connection with the provision of Viatel Services or (ii) relating to matters unconnected with the Viatel Transferred Assets or to Viatel
                                   Services;

      "OPERATIONS COMMITTEE"       the committee with that name established
                                   under the Network Operational Agreement;

      "OPTION AND TRANSFER         agreement(s) with that title between the
      AGREEMENT(S)"                following Viatel Group Companies and GV Group
                                   Companies:

                                   Belgium: Viatel Belgium NV

                                            Global Voice Networks BVBA/NV

                                   France:  Viatel Operations SA
                                            GV Group Company in France

                                   Germany: Viatel German Asset GmbH
                                            VTL, Inc.
                                            Global Voice Networks AG
                                            European Fibre Networks Asset GmbH
                                            European Fibre Networks "GND" GmbH

                                   Netherlands: Viatel Global Communications BV
                                                Global Voice Networks BV and

                                   UK:          VTL (UK) Limited
                                                Global Voice Networks Limited

                                   in the agreed terms;

      "PEN 2" that part of the Viatel Network known by the parties as 'PEN 2' and identified as such on the network map in Appendix A;

      "RECORDS"                    as defined in Clause 9.9;

      "SHAREHOLDERS AGREEMENT"     a shareholders agreement with respect to the
                                   new company referred to in Clause 10.1, in the agreed terms or as subsequently modified by the parties;

      "SITE LEASE AGREEMENT(S)"    agreement(s) with respect to a Viatel Site
                                   between (i) the Viatel Group Company
                                   (designated by Viatel) in a European country and (ii) the Global Voice Group Company
                                   (designated by Global Voice) in that country, to be entered into in a form, or substantially the same form, which is in the agreed terms;

      "TERM" a period of whichever is the shorter of (a) the last to expire of the term of each of the individual agreements or instruments entered into by the Viatel Group Companies and GV Group Companies pursuant to Clauses 2.1 to
                                   2.3 inclusive and (b) one hundred years from the date of Completion;

      "TRANSACTION DOCUMENTS"      this Agreement, the Network Leases, the
                                   Option and Transfer Agreements, the GND Asset
                                   Transfer, the Network Operational Agreement, the Licence Agreements and Site Lease
                                   Agreements;

      "VIATEL ASSETS"              together, the French Network Assets, the
                                   German Network Assets and the NBUK Network
                                   Assets;

      "VIATEL DISCLOSURE LETTER"   the letter of the same date as this Agreement
                                   from Viatel to Global Voice containing
                                   disclosures against the Viatel Warranties;

      "VIATEL GROUP"               Viatel and each subsidiary (whether direct or
                                   indirect) of Viatel;

      "VIATEL GROUP COMPANIES"     the companies which are members of the Viatel
                                   Group; "Viatel Group Company" shall be
                                   construed accordingly;

      "VIATEL NETWORK"             the network infrastructure in and between
                                   Belgium, France, Germany, the Netherlands and the UK in which Viatel Group Companies have ownership rights and other rights and interests comprising ducts, optical fibre cables and submarine cables, and all facilities and other equipment used in connection with such infrastructure, and buildings used to house, support or contain such equipment, together with all related metropolitan networks serving certain
                                   European cities and covering the route and areas included on the network map in Appendix
                                   A;

      "VIATEL RETAINED ASSETS"     the Viatel Network excluding the Viatel
                                   Transferred Assets;

      "VIATEL SERVICES"            telecommunication services provided by Viatel
                                   Group Companies to their customers using
                                   Viatel Retained Assets;

      "VIATEL SHARED CHAMBERS"     means all splice chambers, handholes and
                                   other forms of enclosure now installed on the Viatel Network that provide access to the Viatel Transferred Assets;

      "VIATEL SITES"               premises occupied or used by Viatel at points
                                   of presence, multi-optical repeater stations and regeneration sites on the Viatel Network as more particularly described in Schedule VII;

      "VIATEL TRANSFERRED ASSETS"  collectively, the assets the subject of the
                                   Network Leases and, as and from the times when the options in each of the Option and Transfer Agreements are duly and fully exercised, the French Transferred Assets, the German Transferred Assets and the NBUK Transferred Assets;

      "VIATEL WARRANTIES"          the warranties set out in Part I of Schedule
                                   VI;

      "VTL-TP CAPACITY"            rights to dark fibre and capacity in the
                                   Viatel Network which VTL-TP has under
                                   agreements with other Viatel Group Companies;
                                   and

      "WARRANTIES"                 the Viatel Warranties and the GV Warranties;
                                   and

      "WARRANTY CLAIM(S)"          any claim by any party in respect of any of
                                   the Warranties or any of the warranties in the Network Leases or the Option and Transfer
                                   Agreements.

1.2   In this Agreement (except where the context otherwise requires):

      1.2.1 any reference to a recital, clause or schedule is to the relevant recital, clause or schedule of or to this Agreement;

      1.2.2 the clause headings are included for convenience only and shall not affect the interpretation of this Agreement;

      1.2.3  use of the singular includes the plural and vice versa;

      1.2.4  use of any gender includes the other genders;

      1.2.5 any reference to "persons" includes individuals, firms, partnerships, companies, corporations, associations, organisations, foundations and trusts (in each case whether or not having separate legal personality);

      1.2.6  a reference to "writing" does not include email;

      1.2.7 the words "subsidiary" and "holding company" have the meanings given to them by section 736 of the UK Companies Act 1985;

      1.2.8 any reference to a person being an "associate" of another shall be interpreted in accordance with section 435 of the Insolvency Act 1986, and a person shall be regarded as "connected" or "associated" with any person which is an associate of his and with any company of which any director is an associate of his;

      1.2.9 a reference to a statute or statutory provision is a reference to that statute or statutory provision and to all orders, regulations, instruments or other subordinate legislation made under the relevant statute;

      1.2.10 any reference in this Agreement to any statute, statutory provision, subordinate legislation, code or guideline ("LEGISLATION") is a reference to such legislation as the same may from time to time be amended, modified, extended, varied, superseded, replaced, substituted or consolidated;

      1.2.11 any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

      1.2.12 the word "incremental", as used in the definition of "Operating Costs", means exclusively caused by the relevant party (i) of its own volition enhancing or adding to its network assets or (ii) taking on a new customer after the date hereof or (iii) enhancing or adding to the service of an existing customer as of the date hereof;

      1.2.13 the expression "in the agreed terms" means terms approved by the parties and initialled by them on the date hereof for the purposes of identification;

      1.2.14 any reference in this Agreement to either party procuring any action shall be construed as referring to that party procuring that the relevant action be taken by its subsidiary or subsidiaries which have the necessary rights and powers to discharge the obligation; where so indicated in the text, such action shall be through entry by the relevant subsidiary into an agreement or other instrument valid and effective under the laws of the relevant jurisdiction; and

      1.2.15 references to "party" or "parties" herein shall, unless the context expressly requires otherwise, be treated as referring only to Viatel and Global Voice.

1.3 The schedules and recitals form part of this Agreement and shall have effect as if set out in full in the body of this Agreement and any references to this Agreement includes the schedules and recitals.

1.4 In the event of any ambiguity or conflict arising between the provisions of Clause 2, 4 and 5 of this Agreement and the provisions in any schedule or in any agreement or other instrument entered into by the parties to implement such provisions, the provisions in such other agreement or instrument shall prevail.

1.5 VTL-TP is a party to this Agreement only for the purposes referred to in Clauses 2.5 and 9.2, and shall have no other rights or liabilities under this Agreement.

2     GRANT OF RIGHTS OVER VIATEL INFRASTRUCTURE

2.1 With respect to NBUK, the relevant Viatel Company in each country shall enter into the NBUK Asset Lease within five (5) Business Days of the date hereof. Having at the date hereof already agreed all material points dealt with in its provisions, the parties agree they will use their best endeavours to finalise this document without delay and in any event within such period.

2.2 With respect to France, Viatel Operations SA shall enter into the IRU within three (5) Business Days of the date hereof. Having at the date hereof already agreed all material points dealt with in its provisions, the parties agree they will use their best endeavours to finalise this document without delay and in any event within such period.

2.3 With respect to Germany, Viatel German Asset GmbH, VTL Telecom GmbH and VTL, Inc shall enter into the German Asset Lease within five (5) Business Days of the date hereof. Having at the date hereof already agreed all material points dealt with in its provisions, the parties agree they will use their best endeavours to finalise this document without delay and in any event within such period.

2.4 With respect to Germany, and subject as provided in Clause 4.9, Viatel German Asset GmbH and VTL, Inc shall also enter into the GND Asset Transfer within five (5) Business Days of the date hereof. Having at the date hereof already agreed all material points dealt with in its provisions, the parties agree they will use their best endeavours to finalise this document without delay and in any event within such period.

2.5 In support of the transactions referred to in Clauses 2.1 to 2.3 inclusive, and for the consideration referred to in Clause 9.1 and specified in Schedule X, VTL-TP hereby relinquishes its rights in the VTL-TP Capacity to the extent only necessary to enable Viatel to perform its obligations under this Agreement.

2.6 Following Completion, it being acknowledged by both parties that in order for the Viatel Group Companies to be able to perfect the rights, titles and interests expressed to be granted or made available to, or conferred on, GV Group Companies with respect to the Viatel Transferred Assets under the Transaction Documents, the Viatel Group Companies would be obliged to seek and obtain consents and agreements from other persons including landowners, and that these consents and agreements have not so far been fully identified or obtained, the parties will cooperate and exchange opinions at their own expense with a view to identifying and understanding any perceived defects and other problems with respect to the title and other rights of Viatel Group Companies in and in relation to the Viatel Transferred Assets. The parties will then try to agree ways of resolving or overcoming such issues and an approach and terms for its implementation and Viatel will use all reasonable endeavours to obtain and procure those consents and agreements which the parties agree are material and desirable.

      Global Voice shall consult Viatel prior to communicating with any owner of rights in or over land relevant to the Viatel Transferred Assets, with respect to matters of the kind mentioned in this Clause 2.6.

      For the avoidance of any doubt, as the 'Viatel Transferred Assets' do not include those assets the subject of the GND Asset Transfer, the provisions of this Clause 2.6 shall not apply to the GND Asset Transfer or its subject matter.

2.7 Viatel hereby undertakes not knowingly to do any voluntary act or omission with respect to any contract or other arrangement between a Viatel Group Company and any other person which would result in premature termination of rights granted under such contract or arrangement which rights relate to or affect any proprietary interest of a GV Group Company (including any leasehold interest) in any of the Viatel Transferred Assets.

2.8 With respect to any of the Viatel Transferred Assets which at the date hereof are leased to a Viatel Group Company by any other person, to the extent that such Viatel Group Company has at any time the right to renew or extend the relevant third party lease and chooses to do so, Viatel shall consult Global Voice in such connection and, if so requested by Global Voice, use its reasonable endeavours to procure a similar renewal or extension of the rights granted to the relevant GV Group Company under this Agreement in respect of such assets. (The costs of obtaining such renewal or extension, and of any necessary consents in such connection, shall be shared by the parties in proportion to their respective interests in the subject matter of such renewal or extension). In the event that such Viatel Group Company shall choose not to extend or renew such third party leases then Viatel will, if so requested by Global Voice, use its reasonable endeavours to procure that the relevant GV Group Company be granted a renewal or extension of its equivalent rights on as near as practicable such terms as would have been available to the Viatel Group Company concerned. Any and all costs and expenses of any such renewal or extension shall be borne by Global Voice.

      For the purposes of this sub-clause 2.8, the words "leased", "leases" and "lease" shall include rights under agreements between any Viatel Group Company and other persons subject to definite duration and/or terminable by the grantor, which give any Viatel Group Company rights and/or interests in or over ducts or cables, and any rights to install and maintain such ducts or cables on, under or over land.

2.9 Viatel agrees to grant or procure the grant by Viatel Group Companies to Global Voice or any of its designated GV Group Companies of communications capacity (determined by the cards and slots utilised by GV Group Companies) over Viatel Retained Assets and the right to connect their equipment to such Viatel Retained Assets through installing line cards in Viatel's own transmission equipment on the following terms:

      2.9.1 the installation and ongoing support work shall be carried out by Viatel on behalf and for the cost (to be charged for the relevant activities as specified below) of the relevant GV Group Company;

      2.9.2 the relevant GV Group Company shall obtain and pay for all cards and other equipment, racks and rack space, which it requires to have installed or to use for such purpose; and

      2.9.3 Viatel shall provide to GV Group Companies free of charge slots (for installation of cards) in its transmission equipment up to the limits specified below, namely:

             EIs:       maximum of 20 slots per city

             DS3s:      maximum of 5 slots per city

             STMIs: maximum of 2 slots per city in Frankfurt, Dusseldorf, Mannheim London and Paris; 8 per city in all other city networks

             STM16: maximum of 1 slot per city (as one long-distance circuit or multiple short hops),

             with additional chassis to be charged for by Viatel at cost plus 15% or procured separately by GV Group Companies.

             For the avoidance of any doubt, one slot is required either to originate or terminate a circuit.

      2.9.4  For the above purposes:

             (a) "city" means, unless otherwise stated, each and any of the following:-

                  London                         Dusseldorf

                  Paris                          Mannheim

                  Amsterdam                      Frankfurt

                  Brussels                       Strasbourg

             (b) costs of activities as referred to in Clause 2.9.1 shall be determined as follows:

                  - Circuit-provisioning activity on Nortel transmission equipment and support systems, at an hourly rate of (Pound)45 per hour and capped at (Pound)2,000 per circuit;

                  - 'Trouble-ticket' resolution related to GV circuits, at an hourly rate of (Pound)45 per hour;

                  - Engineering time to design and implement new Nortel chassis purchased by GV, at an hourly rate of (Pound)80 per hour and no more than (Pound)3,000 per chassis.

                  All of the above rates shall be subject to inflation-linked increases as detailed in Schedule IX.

2.10 The Viatel Warranties shall apply to the Viatel Transferred Assets subject as provided in the Viatel Disclosure Letter and to the qualifications, limitations and exceptions in Part II of Schedule VI.

2.11 On Completion all risks in relation to the Viatel Transferred Assets shall pass respectively to each of the GV Group Companies. As a consequence, and for the avoidance of any doubt, in the event that at any time after Completion any of the Viatel Transferred Assets shall be damaged or destroyed (other than as a consequence of the negligence or default of Viatel, its employees or agents), their repair or replacement shall be the sole responsibility and at the cost of the GV Group Companies. Except in any case where the damage or destruction has been caused by the negligence or default of Viatel, its employees or agents, to the extent that any such damaged Viatel Transferred Assets shall not be repaired by Global Voice, the Warranties and obligations of Viatel and of other Viatel Group Companies under the Transaction Documents shall be deemed modified and qualified accordingly and to the extent that any destroyed Viatel Transferred Assets shall not be replaced they shall be deemed excluded therefrom.

      In any case where the Viatel Transferred Assets are so damaged or destroyed and in order to pursue its claims(s) as a consequence Global Voice or any GV Group Company requires the assistance of Viatel or any other Viatel Group Company in lending its name to any such claim(s) or proceedings in pursuit thereof, on the request of Global Voice Viatel shall lend its name (or procure the relevant Viatel Group Company lends its name) and give all such reasonable assistance in such connection, all at the cost and expense of Global Voice or the relevant other GV Group Company.

      In any case where the Viatel Transferred Assets and the Viatel Retained Assets shall be damaged or destroyed as a consequence of the same incident or series of incidents, the parties shall consult and cooperate and seek agreement on the most cost-effective and efficient way of managing and pursuing their claims against other persons with respect to such incident(s).

3     GLOBAL VOICE RIGHTS OF ACCESS TO VIATEL SITES AND VIATEL TRANSFERRED
      ASSETS

3.1 Global Voice and its relevant GV Group Companies shall have the right to access and occupy space in the Viatel Sites (as such space is identified in Schedule VII) upon the terms of the Site Lease Agreement for the relevant country subject as follows:

      3.1.1 each Site Lease Agreement shall confer a leasehold interest or nearest equivalent under local applicable law, and be subject to the requirements of local applicable law, landlords' consents and/or requirements, and covenants or other obligations or restrictions affecting Viatel or its relevant Group Company's title;

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

      3.1.2 in the case of sites where Viatel has freehold or other full ownership rights Viatel or the relevant Viatel Group Company in the relevant country shall enter into a Site Lease Agreement on Completion. In all other cases, prior to the execution of a Site Lease Agreement, Viatel shall use reasonable endeavours and the parties shall cooperate and give each other reasonable assistance in order to obtain any consents or permits necessary to ensure that entry into that Site Lease and granting Global Voice access to the relevant Viatel Site will not put Viatel in breach of any contractual or other obligation to a third party property owner or otherwise;

      3.1.3 Global Voice shall bear and agree to indemnify Viatel against any costs or charges incurred or demanded for the grant of such consents or permits, provided that Viatel shall have consulted with Global Voice on any such amounts which exceed (euro)5,000.

      3.1.4 pending obtaining such consents or permits and entry into a Site Lease Agreement in any particular case, to the extent legally permissible Viatel shall enter into a Licence Agreement, provided such entry does not put Viatel in breach as mentioned above.

3.2 Without limitation to any of its rights and obligations under the Network Operational Agreement, and subject to its compliance with the Access Procedures as defined in the Network Operational Agreement, it is agreed that Global Voice shall have access to, and the right to use up to one-half of the space in, all Viatel Shared Chambers as from the date of Completion. In the event that one-half of such space is not available due to existing use, the Operations Committee shall meet to determine the allocation of equivalent alternative space.

3.3 All other obligations, terms and conditions applicable to Global Voice's access to the Viatel Transferred Assets are set out in the Network Operational Agreement.

4     GLOBAL VOICE FIBRE TRANSFERS

4.1 Subject as provided in Clause 4.2, Global Voice and/or relevant GV Group Companies shall grant to VTL (UK) Limited in the UK, Viatel Global Communications BV in the Netherlands and VTL Telecom GmbH in Germany title to, or other equivalent of full ownership as is specified in the relevant GV Fibre Transfer Agreements, five (5) fibre pairs in the respective portion(s) of the GV Network detailed in Schedule VIII in accordance with the delivery allocation and on the terms set out in Clause 4.4 as well as the provisions of Clause 4.8.

4.2 In the case of the portions of the GV Network in the UK and described in the GV Fibre Transfer Agreement applicable to the UK, the sale and transfer of five (5) fibre pairs to VTL (UK) Limited shall be subject to the particular arrangements and terms and conditions set out therein.

4.3 The grants in Clause 4.1 shall be assured and perfected by the entry by Global Voice, with each of the Viatel Group Companies specified in Clause 4.1, into the GV Fibre Transfer Agreements.

4.4   The delivery allocation referred to in Clause 4.1 is as follows:

      4.4.1 those fibre pairs identified in the GV Fibre Transfer Agreements for sale and transfer as of Completion, on Completion; and

      4.4.2  the remaining fibre pairs, as so identified, on 2 January 2007.

4.5 On the date of signing of this Agreement, Global Voice shall deliver to Viatel the GV Fibre Transfer Agreement for the UK duly executed by Global Voice Networks Limited. Within five (5) Business Days of the date hereof Global Voice shall procure delivery to Viatel of the other two (2) GV Fibre Transfer Agreements(s) (for the Netherlands and Germany) duly executed by the relevant GV Group Company. Having at the date hereof already agreed all material points dealt with in their provisions (save in respect of the Netherlands, which agreement will be in substantially the same form as the GV Fibre Transfer Agreement for the UK), the parties agree they will use their best endeavours to finalise these documents without delay and in any event within such period.

4.6 On Completion or (in the case of the fibre pairs referred to in Clause 4.4.2) on delivery of fibre pairs to Viatel under the relevant GV Fibre Transfer Agreements, property and risk in the five (5) fibre pairs referred to in this Clause 4 shall pass to Viatel.

4.7 Global Voice hereby undertakes not knowingly to do or omit to do anything that would adversely affect the rights and interests granted to Viatel under the GV Fibre Transfer Agreement(s) in the period from the date of this Agreement to 2 January 2007 and, in particular, not to grant to any other person ownership or other rights or interests in the fibres so allocated.

4.8 The GV Warranties in Part III of Schedule VI shall apply to the rights and interests granted to Viatel under the GV Fibre Transfer Agreement(s) subject as provided in the GV Disclosure Letter and to the qualifications, limitations and exceptions in Part IV of that Schedule, save that the period for notice of any Warranty Claim in respect of the fibres referred to in Clause 4.4.2 shall run from 2 January 2007 to 31 July 2008 and paragraph 3 of Part IV of Schedule VI shall be construed accordingly.

4.9 Following Completion, it being acknowledged by both parties that in order for Global Voice to be able to perfect the rights, titles and interests expressed to be granted or made available to, or conferred on, Viatel under the Transaction Documents, Global Voice would be obliged to seek and obtain consents and agreements from other persons including landowners, and that these consents and agreements have not so far been fully identified or obtained, the parties will cooperate and exchange opinions at their own expense with a view to identifying and understanding any perceived defects and other problems with respect to the title and other rights of Global Voice and GV Group

      Companies in and over the GV Transferred Assets. The parties will then try to agree ways of resolving or overcoming such issues and an approach and terms for its implementation and Global Voice will use all reasonable endeavours to obtain those consents and agreements which the parties agree are material and desirable.

4.10 Global Voice hereby undertakes not knowingly to and shall procure that the other GV Group Companies do not knowingly do any voluntary act or omission with respect to any contract or other arrangement between a GV Group Company and any other person which would result in premature termination of rights granted under such contract or arrangement which rights relate to or affect any proprietary interest of Viatel (including any leasehold interest) in any of the GV Transferred Assets.

4.11 Global Voice shall procure the grant to VTL Telecom GmbH of indefeasible rights of use in three dark fibre pairs comprised in the assets the subject of the GND Asset Transfer, for the period(s) and in accordance with the terms and conditions contained in the German Option and together with rights to colocation and other operational space in points of presence and other telecommunications facilities as provided for in the German Option. Global Voice shall provide maintenance services with respect to such fibre pairs using reasonable care and skill and in accordance with good telecommunications industry practice and which services shall be similar or equivalent to the GV Core Operational Services as defined in the Network Operational Agreement PROVIDED THAT such services shall be at Global Voice's cost and free of charge to Viatel for a period of ten years from the date of provision in each case of such fibre pairs to Viatel. Thereafter Viatel shall be obliged to pay its fair pro rata proportion of Global Voice's relevant maintenance costs with respect to such services, in default of which either party may terminate on notice the provision of maintenance services with respect to the fibre pairs in question.

4.12 Global Voice shall charge to the Viatel Group Companies and Viatel shall procure that they pay to Global Voice, as from the date of execution and delivery of the GV Fibre Transfer Agreements in each case, the pro rata share of Global Voice's reasonable maintenance costs associated with the GV Transferred Assets PROVIDED THAT the liability of the Viatel Group Companies for such costs shall not together exceed in aggregate E70,000 in any calendar year. Such maximum shall be subject to inflation-linked increases as detailed in Schedule IX.

4.13 Global Voice shall provide to or procure for Viatel Group Companies access to GV On-Net Buildings at preferential pricing. For such purpose the parties have agreed that, as of Completion (or as soon as is reasonably practicable thereafter), Global Voice will provide to Viatel Group Companies access to those GV On-Net Buildings listed in Schedule XII at the respective costs specified in such schedule. Viatel and any of its Group Companies shall also have the right, at any time, to request the provision of access to GV Off-Net Buildings at cost plus 15%.

      All other rights, obligations, terms and conditions applicable to Viatel Group Companies' access to the GV Transferred Assets are set out in the Network Operational Agreement.

4.14 Global Voice shall on the request of Viatel at any time offer or procure the offer by GV Group Companies to Viatel or any of Viatel's Group Companies of (at Viatel's option) title to or a lease of a maximum two further fibre pairs per city (the number requested to be determined by Viatel at its discretion) for a period of ten (10) years less one (1) day over those parts of the GV Network where, as at the date of Completion, GV Group Companies have installed fibres. Such fibre pairs shall be at a price representing the best price offered or sold to any person who or which is not a GV Group Company during the 18 months prior to such offer to Viatel being made and Global Voice shall thereafter maintain or procure maintenance of its pricing as the best price so offered to any non-GV Group Company at any time. All other terms applicable shall be in accordance with the terms set out in the GV Fibre Transfer Agreements.

4.15 With respect to parts of the GV Network from time to time developed or acquired by GV Group Companies after the date hereof, on the request of any Viatel Group Company at any time Global Voice shall offer or procure the offer by GV Group Companies to Viatel or any of the Viatel Group Companies of (at Viatel's option) title to or a lease for a period of ten
      (10) years less one (1) day of a maximum two further fibre pairs per city (the number requested to be determined by Viatel at its discretion) wherever Global Voice or any relevant GV Group Company shall have fibres available for such purpose. Such offer shall be at the same price as is mentioned in Clause 4.14.

4.16 Global Voice shall provide to Viatel at six-monthly intervals information on any planned build-out of fibre (excluding customer-specific or confidential build-outs) in any section of the GV Network and shall, whenever requested by Viatel, confirm the availability of fibre pairs on the GV Network and the applicable best pricing providing, if so required by Viatel, appropriate documentary evidence to support such pricing.

4.17 Global Voice shall provide or procure through GV Group Companies access for Viatel Group Companies with respect to fibre pairs sold or leased pursuant to Clauses 4.15 and 4.16 upon Global Voice's standard terms and conditions for access to land and buildings provided that GV Group Companies shall be under no obligation to grant rights of access any greater than those enjoyed by GV Group Companies themselves.

5     OPTIONS

      Viatel and Global Voice shall each procure entry by the relevant (for each country) Viatel Group Companies with the GV Group Companies into the relevant Option and Transfer Agreements.

6     RIGHTS OF VIATEL IN VIATEL TRANSFERRED ASSETS

6.1 In the event that, with respect to a particular sub-duct or duct comprised in the Viatel Transferred Assets and identified by reference to this Clause in any of Schedules II B, III

      B or IV B, Global Voice or another GV Group Company shall decide to install one or more cables in its last sub-duct or (if there shall be no sub-ducts) duct available for installation of cables(s), Global Voice shall or shall procure that before so doing it shall inform Viatel by notice in writing and there shall be a period of not less than thirty (30) days for discussion between the parties with a view to Viatel deciding whether or not it would wish to have its own cable(s) installed in the relevant sub-duct or duct.

6.2 In the event that, with respect to any particular duct comprised in the Viatel Transferred Assets and identified by reference to this Clause in any of Schedules II B, III B or IV B, which duct is the last duct available for installation of cable(s), Global Voice or another GV Group Company shall decide to install one or more sub-ducts in such duct, Global Voice shall or shall procure that before so doing it shall inform Viatel by notice in writing and there shall be a period of not less than thirty
      (30) days for discussion between the parties with a view to Viatel deciding whether or not it would wish to have its own sub-ducts installed in the relevant duct and, where applicable, cables in those sub-ducts.

6.3 Where Viatel decides it does wish to install its own cable(s) and/or sub-ducts pursuant to Clause(s) 6.1 and/or 6.2, it shall so inform Global Voice as soon as practicable and, before Global Voice or another GV Group Company installs its own cable and/or sub-ducts (as the case may be), the parties shall in good faith and acting reasonably negotiate the terms of an arrangement for such work and the allocation of costs and/or discuss and agree the detailed procedures in the Operations Committee.

7     BENEFIT OF CUSTOMER CONTRACTS

7.1 In consideration of the payments specified in Schedule X and other good and valuable consideration provided to Viatel hereunder, Viatel shall remit or procure remittance to Global Voice of the receipts arising from the Customer Contracts (excluding VAT) and after deduction of the cost items as specified in Schedule I ("CONTRACT PAYMENTS"). For the avoidance of doubt, the Customer Contracts will continue to be performed by the Viatel Group Companies.

7.2   Viatel shall pay the Contract Payments to Global Voice monthly.

8     NETWORK OPERATIONAL AGREEMENT

      At Completion the parties shall enter into the Network Operational Agreement.

9     CONSIDERATION PAYMENTS AND PAYMENT PROCEDURES

9.1 In consideration of the rights granted and to be procured by Viatel under Clauses 2, 5 and 7, on Completion Global Voice shall pay to the Viatel Group Companies party to the Transaction Documents the aggregate amount of E18.5 million in cash divided between the Viatel Group Companies listed in Schedule X in the amounts set out therein.

9.2 In consideration of Viatel's agreement to enter into the Network Operational Agreement, the Site Lease Agreements and the Licence Agreements and as from the expiry of a period of twelve (12) months from the date of Completion, Global Voice shall pay to VTL-TP amounts equivalent to one-half of the total Operating Costs ("OPERATING CHARGES") subject as follows:

      9.2.1  the Operating Charges shall be subject to an annual maximum of
             (euro)4.1 million, which maximum shall itself be subject to increase according to any cost increases imposed on Viatel through inflation mechanisms in (i) contracts and (ii) other arrangements with its suppliers;

      9.2.2 the Operating Charges shall be paid monthly in advance in equal instalments and shall be set according to a budget agreed in writing for Viatel's total Operating Costs by the parties prior to January in each year (the "BUDGET");

      9.2.3 pending the parties' agreement on the Budget, Global Voice agrees to pay, as a minimum in each twelve (12) month period commencing on and from the first anniversary of the date of Completion, the Operating Charges applicable to the previous twelve (12) month period. In respect of the first twelve (12) month period for which Global Voice is liable to pay Operating Charges, Global Voice shall pay, in respect thereof, in twelve (12) equal (or as equal as may be) monthly instalments, one-half of the total Operating Costs set out in the Budget as agreed by the parties for that period or, in the absence of such agreement, (euro)4.1 million;

      9.2.4 there shall be a reconciliation of Operating Charges paid against actual Operating Costs at or as soon as practicable after the end of each half-year, with appropriate adjustment for cost increases or decreases not included or anticipated in the Budget for that year and appropriate balancing payments or credits then to be made or provided by one party to the other as appropriate;

      9.2.5 in the event the parties shall fail in any year to reach agreement on the Budget, the matter shall be escalated to the Chief Financial Officer of both parties and, if they shall be unable to resolve the matter, to the Chief Executive Officer of each party; and

      9.2.6 if those Officers shall also be unable to reach agreement, the parties will attempt to settle it by mediation in accordance with the CEDR Model Mediation Procedure which Procedure is deemed to be incorporated by reference into this Clause. Unless otherwise agreed by the parties, the mediator will be nominated by CEDR.

      9.2.7 Where the parties cannot settle the matter by mediation, the matter shall be referred by either party for determination to:

             9.2.7.1    a person agreed by the parties; or

             9.2.7.2 in default of agreement within five (5) days of a notice from either party to the other calling upon the other so to agree, a person chosen on the application of either party by the President for the time being of the Institute of Chartered Accountants in England and Wales.

      9.2.8  Such person:

             9.2.8.1    shall act as an expert and not as an arbitrator;

             9.2.8.2 shall decide on the procedure to be followed in the determination (provided that, in any event, he shall give all parties the full opportunity of making such representations as they may reasonably require) and be required to deliver his determination in writing to the parties within four (4) weeks of this appointment.

      9.2.9 In the absence of manifest error or fraud, the decision of such expert shall be final and binding. The costs of such expert shall be allocated for payment by either or both of the parties in the expert's discretion. In default of determination by the expert on costs these shall be borne equally by the parties. Each party shall provide to the expert all information and documents reasonably requested by him to aid his determination of the matter.

9.3 Within four (4) weeks following the end of each calendar quarter during the Term, Viatel shall send to the relevant GV Group Company at the address specified in Clause 19.2, or such other address notified to Viatel for this purpose, a statement showing in reasonable detail the Operating Costs incurred and paid by Viatel for the preceding calendar quarter.

9.4 In the event that, whether through a court judgment, settlement of legal proceedings or agreement being reached by Viatel Operations S.A. with relevant landowners and/or owners of the public domain, fees become, and/or are deemed retrospectively to have been, payable and due for payment by Viatel Operations S.A. for rights of way with respect to the infrastructure constituting or supporting any of the French Network Assets (including any fees that might be or become payable, with respect to the French Transferred Assets, to any of Voies Navigable de France, Ville de Paris and SAGEP or any related entity of any of those organisations as a result of the legal proceedings existing at the date of this Agreement, to which Viatel Operations SA is a party), Global Voice shall pay and reimburse to Viatel, within thirty (30) days of the date of a duly itemised invoice from Viatel, half such fees from time to time arising as from the date of Completion subject to a maximum E1,276,000 per annum PROVIDED THAT prior to any such settlement or agreement Viatel will, so far as reasonably practicable, have consulted Global Voice with relevant details of the proposal.

9.5 The parties shall use and continue to use all reasonable endeavours to reduce the operational overheads relating both to the Viatel Transferred Assets and the Viatel Retained Assets during the twelve (12) months following Completion and, in particular, Viatel shall procure implementation of all reasonable suggestions by Global Voice which result in the reduction of overheads on the Viatel Transferred Assets, provided that Viatel shall be under no obligation to procure any such suggested action which it reasonably considers may adversely impact on the provision of Viatel Services and/or increase the operating costs associated with the rest of the Viatel Network, and provided further that Global Voice will reimburse promptly on request to Viatel or as Viatel directs such proportion of the costs Viatel reasonably incurs in undertaking any such action as relates to the proportion of the overall savings applicable to Global Voice.

9.6 Global Voice will be responsible for and discharge all costs and expenses which are incurred by, or on behalf or at the request of, Global Voice in connection with the Viatel Transferred Assets (excluding services forming part of the Viatel Core Operational Services (as defined in the Network Operational Agreement)) and/or the provision of services by Global Voice including making any additional fibres operational and/or supporting additional customer business, provided that where any such costs are not directly incurred by Global Voice, such costs are at all times approved in writing in advance by Global Voice.

9.7 All the consideration specified in and payable to the Viatel Group Companies under this Agreement is net of all taxes, duties, levies and withholdings of any nature wheresoever created or imposed and, without limitation to the generality of the foregoing, Global Voice shall be responsible and liable for all charges, commissions, stamp duties, sales and transfer tax (including Value Added Tax) or their equivalent in any relevant jurisdiction, which may arise or be levied on or as a result of and/or in consequence of this Agreement and the Transaction Documents, excepting the GV Fibre Transfer Agreements. As soon as practicable after the date hereof and prior to Completion the parties shall agree upon appropriate valuations of the Viatel Transferred Assets and of the GV Transferred Assets to apply for the purposes of all such taxes, duties and other levies. Global Voice shall procure that Value Added Tax payable by any GV Group Company with respect or pursuant to any of the Transaction Documents shall be paid by it promptly on presentation of the appropriate tax invoice.

9.8 If either party (the "DEFAULTING PARTY") fails to pay by the due date any amount payable by it under this Agreement, the other party shall be entitled but not obliged to charge the Defaulting Party interest on the overdue amount, payable by the Defaulting Party immediately on demand, from the due date up to the date of actual payment, after as well as before judgment, at the rate of 5 per cent per annum above the base rate for the time being of Barclays Bank. Such interest shall accrue on a daily basis and be compounded quarterly.

9.9 Each party shall nominate a place of business at which it shall keep separate, complete and accurate books of account and records of all its costs and expenses which relate to or affect the provisions of Clauses 4.12, 7.1, 9.2, 9.4 and 9.6 of this Agreement ("RECORDS"). A party shall nominate a place of business for the purpose of this Clause 9.9 by notice given to the other party in accordance with Clause 19. Each party shall procure that the other party's representatives have reasonable access to its principal place of business to inspect and audit the Records (with the right to make copies and take excerpts) upon reasonable notice during normal business hours during and up to three (3) years after issue of any relevant invoice under or in respect of the Clauses referred to above. Any dispute as to the Records or their contents shall be referred to and resolved by the decision of a single independent chartered accountant whose decision shall be final and binding and who shall be appointed by agreement between the parties, such agreement not to be unreasonably withheld or delayed. In the event of their failure to agree on such appointment the accountant shall be appointed by the President for the time being of the Institute of Chartered Accountants in England and Wales.

9.10 Subject as provided in Clause 9.7, all payments referred to in this Agreement and in the Transaction Documents are stated exclusive of value added tax and all other similar taxes and duties payable in respect of such payments. References in this Clause 9.10 to "payments" include non-cash consideration and expressions bearing the same meaning shall be construed accordingly.

9.11 Viatel shall have the right, but not be obliged, at any time or times without notice to Global Voice, to set off any liability of Global Voice under Clause 9 to Viatel against any liability of Viatel under Clause 7 (in either case howsoever arising and whether any such liability is due and payable or will become payable at a later date, actual or contingent, liquidated or unliquidated and irrespective of the currency of its denomination) and may for such purpose convert or exchange any currency. Any exercise by Viatel of its rights under this clause shall be without prejudice to any rights or remedies available to Viatel or Global Voice under this Agreement or otherwise.

9.12 Save as provided in Clauses 7.1 and 9.11, all amounts due under this Agreement shall be paid in full without any deduction or withholding other than as required by law and neither party shall be entitled to assert any credit, set-off, deduction, counterclaim or abatement of any nature whatsoever against the other party in order to justify withholding payment of any such amount in whole or in part.

10    NEW EQUIPMENT COMPANY

10.1 As soon as practicable after Completion, Global Voice and Viatel shall form a company (the "EQUIPMENT COMPANY") for the sole purpose of acquiring new equipment to replace existing equipment used over the Viatel Network (the "NEW EQUIPMENT"), such New Equipment to be agreed between Global Voice and Viatel upon incorporation of the Equipment Company and/or in accordance with agreed applicable procedures set out in the Shareholders Agreement. For the avoidance of any doubt, if the parties shall fail so to agree, they shall each be free to procure New Equipment independently.

11    COMPLETION

11.1 Completion of this Agreement shall take place at the offices of Olswang, 90 High Holborn, London WC1V 6XX on the later of two (2) Business Days following (a) this Agreement coming into full force and effect pursuant to the Escrow Agreement between the parties and their respective Solicitors dated the date hereof and (b) approval of this Agreement by the Shareholders of Viatel. At such Completion:

      11.1.1 The parties shall execute:

             -    the Network Operational Agreement;

             -    the Shareholders Agreement;

             - such Licence Agreements and/or Site Leases which the parties have identified do not require the consent of any other person, and

      11.1.2 The payments referred to in Clause 9.1 shall be made.

11.2 Contemporaneous with Completion in London, there shall be completion meetings at the offices of Viatel's lawyers in Brussels, The Hague, Frankfurt and Paris at which, subject to proper conclusion of all local formalities and other legal requirements, the Network Leases, the Option and Transfer Agreements, the GND Asset Transfer and the GV Fibre Transfer Agreements in respect of Germany, the Netherlands and the UK will also be completed.

11.3 In the event that Completion shall not have taken place by either 31 July 2006 or such later date as may be the subject of the last notice given by Viatel to Global Voice under paragraph 5 of the Escrow Agreement referred to in Clause 11.1, this Agreement shall lapse and be of no further force and effect, though without prejudice to any accrued rights or liabilities arising under this Agreement. Global Voice acknowledges that Viatel gives no assurance, undertaking or warranty that approval as referred to in Clause 11.1(b) will be obtained and Viatel shall have no liability in respect of such approval not being forthcoming.

11.4 Each party undertakes to the other that, pending Completion, it will not enter into any contractual or other arrangements or incur any liabilities in anticipation of Completion or whose purpose or realisation is dependent on Completion taking place. In the event this undertaking is breached by either party, subject always to the provisions of Clause 13, the party in breach shall have no claim against the other party for any costs, expenses or other losses arising as a direct or indirect consequence.

12    WARRANTIES

12.1 Subject as provided in the Viatel Disclosure Letter or the GV Disclosure Letter as appropriate, Viatel and Global Voice each respectively warrants and represents to the other in the terms and subject to the limitations set out in Schedule VI.

12.2 Except as expressly stated in this Agreement and the other Transaction Documents, all warranties and conditions by either party (including warranties and conditions as to fitness for purpose and description), whether express or implied by statute, common law or otherwise are hereby excluded to the extent permitted by law.

13    LIMITATION OF LIABILITY

13.1 Nothing in this Agreement shall limit liability for death or personal injury resulting from either party's negligence or for fraud.

13.2 Subject as provided in Parts II and IV of Schedule VI, the aggregate liability of either party and its Group Companies in respect of any loss or damage suffered by the other party and any of its Group Companies and arising out of or in connection with this Agreement and any of the other Transaction Documents, including Warranty Claims, and whether in contract, tort (including negligence) or for breach of statutory duty or in any other way, shall not exceed twenty million euros ((euro)20,000,000).

13.3 A party shall not be liable, in contract, tort (including negligence) or for breach of statutory duty or in any other way under or pursuant to this Agreement and the other Transaction Documents for:

      13.3.1 in the case of Viatel, any failure or inability to obtain any consent or agreement as referred to in Clause 2.6;

      13.3.2 in the case of Global Voice, any failure or inability to obtain any consent or agreement as referred to in Clause 4.9;

      13.3.3 any loss arising from or in connection with loss of revenues, profits, contracts or business or failure to realise anticipated savings; or

      13.3.4 any loss of goodwill or reputation; or

      13.3.5 any indirect or consequential losses

      suffered or incurred by the other party arising out of or in connection with any matter under this Agreement.

14    DURATION AND TERMINATION

      This Agreement shall come into force on the date of this Agreement and shall continue until the end of the Term.

15    ASSIGNMENT

15.1 Except as provided in this Clause 15, no party shall without the prior written consent (such consent not to be unreasonably withheld or delayed) of the other party assign or transfer at law, sub-license or deal in any other manner with this Agreement or any rights under this Agreement, or sub-contract any or all of its obligations under this Agreement or purport to do any of the same. Any purported assignment or other dealing in breach of this Clause shall confer no rights on the purported assignee.

15.2 Notwithstanding Clause 15.1, either party shall be entitled, upon giving notice to the other party, to assign its rights under this Agreement to any Group Company, provided that the assignor shall procure that the assignee shall assign those rights to a continuing Group Company immediately prior to ceasing to be a Group Company of the original assignor and shall give the other party prior written notice of this. Any such assignment shall not relieve the assignor of any of its obligations under this Agreement and shall be made on terms that the assignee acknowledges that the other party may continue to deal exclusively with the assignor in respect of all matters relating to this Agreement unless and until the assignee notifies the other party that it is exercising its rights as assignee.

15.3 For the avoidance of doubt, nothing in this Clause 15 shall restrict either party's or its Group Company's right to assign, transfer, sub-license, sub-lease or otherwise deal with any ducts, cables and/or fibres under a Network Lease, the GV Fibre Transfer Agreement and the GND Asset Transfer or restrict their rights to deal in the Viatel Transferred Assets, or Viatel's rights to deal in the GV Transferred Assets, in accordance with any provisions as to assignment (and other such dealings) in any such agreement PROVIDED THAT where such agreements refer as a condition of such right to the obligation on the assigning, transferring, licensing or leasing party in question to procure the counter-party's entry into a deed of covenant, such deed shall be in the form or substantially in the form (adapted to fit the facts and circumstances) set out in Schedule XIV. Any such assignment or other dealing shall not relieve the assignor in each case of any of its obligations under the relevant agreement and shall be made on terms that the assignee acknowledges that the other party to this Agreement may continue to deal exclusively with the assignor in respect of all matters relating thereto unless and until the assignee notifies the other party that it is exercising its rights as assignee.

15.4 For the avoidance of doubt, nothing in Clause 15.3 or in any deed of covenant entered into pursuant to Clause 15.3 shall cause any change or difference to the rights, obligations and arrangements between Viatel and Global Voice under the Network Operational Agreement. In particular, Global Voice shall remain responsible to Viatel under the Network Operational Agreement for the costs of and charges for any services provided by any Viatel Group Company for the benefit of any customer of any GV Group Company who has entered into a deed of covenant as referred to in Clause 15.3. Global Voice acknowledges that neither Viatel nor any other Viatel Group Company shall be under any obligation to provide any service under the Network Operational Agreement (or otherwise) direct to any such GV Group customer.

16    CONFIDENTIALITY

16.1 Each party undertakes that it will not at any time hereafter use, divulge or communicate to any person, except to its professional representatives or advisers or as may be required by law or any legal or regulatory authority, the terms and conditions of this Agreement or any confidential information concerning the business or affairs of the other party or of any member of the group of companies to which the other party belongs which may have or may in the future come to its knowledge and each of the parties shall use its reasonable endeavours to prevent the publication or disclosure of any confidential information concerning such matters. Any request or direction of any legal or regulatory authority to disclose any such confidential information shall, unless prevented by applicable law, be notified promptly before compliance to the other party who shall be given reasonable opportunity to resist. No party shall use any such confidential information except for the performance of this Agreement.

16.2  The provisions of Clause 16.1 shall not apply to information which:

      16.2.1 is or becomes generally available to the public otherwise than as a direct or indirect result of disclosure by the receiving party or a person employed or engaged by the receiving party contrary to their respective obligations of confidentiality; or

      16.2.2 is or was made available or becomes available to the receiving party otherwise than pursuant to this Agreement and free of any restrictions as to its use or disclosure.

16.3 No party shall make any announcement relating to this Agreement or its subject matter without the prior written approval of the other parties except as required by law or by any legal or regulatory authority.

17    NON-SOLICITATION

17.1 Global Voice hereby undertakes, for a period of three years commencing on the date of Completion, not to employ or engage the services of, nor solicit or attempt to entice away from Viatel, any senior person employed by Viatel during the two years prior to the date of this Agreement.

17.2 Viatel hereby undertakes, for a period of three years commencing on the date of Completion, not to employ or engage the services of, nor solicit or attempt to entice away from Global Voice, any senior person employed by Global Voice during the two years prior to the date of this Agreement.

18    FORCE MAJEURE

18.1 In this Agreement, "force majeure" shall mean any cause preventing either party from performing any or all of its obligations under any of the Transaction Documents which arises from or is attributable to change or imposition of any law or any governmental order, rule, regulation or direction, or nuclear or other accident of any kind, acts of God, war or terrorist activity, riot, civil commotion, malicious damage, fire, flood or storm.

18.2 If either party is prevented from performance of any of its obligations under any of the Transaction Documents by force majeure, that party (the "CLAIMING PARTY") shall as soon as reasonably possible and in any event within one (1) Business Day after commencement of the force majeure serve notice in writing on the other party specifying the nature and extent of the circumstances giving rise to force majeure, and shall subject to service of such notice have no liability in respect of any delay in performance or any non-performance of any such obligation save for any payment obligation which shall continue in full force and effect (and the time for performance shall be extended accordingly) to the extent that the delay or non-performance is due to force majeure.

19    NOTICES

19.1 Any notice given under this Agreement shall be in writing and shall be served by hand delivering it or sending it by prepaid recorded or special delivery post or prepaid international recorded airmail or fax to the address and for the attention of the relevant party set out in Clause 19.2 (or as otherwise notified by that party hereunder). Any such notice shall be deemed to have been received:

      19.1.1 if hand delivered or sent by prepaid recorded or special delivery post or prepaid international recorded airmail, at the time of delivery;

      19.1.2 in the case of fax, at the time of transmission.

      Provided that if deemed receipt occurs before 9.00 a.m. on a Business Day the notice shall be deemed to have been received at 9.00 a.m. on that day, and if deemed receipt occurs after 5.00 p.m. on a Business Day, or on any day which is not a Business Day, the notice shall be deemed to have been received at 9.00 a.m. on the next Business Day. For the purpose of this Clause, "Business Day" means any day which is not a Saturday, a Sunday or a public holiday in the place at or to which the notice is left or sent and references to any time shall be to local time of the recipient.

19.2  The addresses and fax numbers of the parties for the purposes of Clause
      19.1 are:

      VIATEL HOLDING (BERMUDA) LIMITED

      Address: c/o VTL (UK) Limited, Incubon House, Wick Road, Egham, Surrey TW20 0HR

      For the attention of: Group General Counsel

      Fax number:           +44 (0) 1784 494 281

      With a courtesy copy to Olswang, 90 High Holborn, London WC1V 6XX, for the attention of Colin Long

      VTL-TP (BERMUDA) LIMITED

      Address: c/o VTL (UK) Limited, Incubon House, Wick Road, Egham, Surrey TW20 0HR

      For the attention of: Group General Counsel

      Fax number:           +44 (0) 1784 494 281

      With a courtesy copy to Olswang, 90 High Holborn, London WC1V 6XX, for the attention of Colin Long.

      GLOBAL VOICE GROUP LIMITED

      Address:              80 Raffles Place, 31-20 UOB Plaza 2,
                            Singapore 048624

      For the attention of: Christopher Nightingale

      Fax number:           +65 6538 4058

      With a courtesy copy to Olswang, 90 High Holborn, London WC1V 6XX, for the attention of Michael Brader.

      or such other address or fax number as may be notified in writing from time to time by the relevant party to the other parties.

19.3 In proving such service it shall be sufficient to prove that the envelope containing such notice was addressed to the address of the relevant party set out in Clause 19.2 (or as otherwise notified by that party hereunder) and delivered either to that address or into the custody of the postal authorities as a prepaid recorded or special delivery or international recorded airmail letter, or that the notice was transmitted by fax to the fax number of the relevant party set out in Clause 19.2 (or as otherwise notified by that party hereunder) and that the sender holds a transmission report indicating uninterrupted transmission to the relevant party and in the case of notice sent by fax to dispatch of the notice by prepaid post as provided above on the same day of such transmission (or the next day if notice is transmitted outside post office hours).

19.4 For the avoidance of doubt, the parties agree that the provisions of this Clause shall not apply in relation to the service of any process in any legal action or proceedings arising out of or in connection with this Agreement or the legal relationships established by this Agreement.

19.5 For the avoidance of doubt, notice given under this Agreement shall not be validly served if sent by email.

20    SEVERANCE

20.1 If any provision of this Agreement shall be found by any court or administrative body of competent jurisdiction to be invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions of this Agreement which shall remain in full force and effect.

20.2 If any provision of this Agreement is so found to be invalid or unenforceable but would be valid or enforceable if some part of the provision were deleted, the provision in question shall apply with such modification(s) as may be necessary to make it valid.

20.3 The parties agree, in the circumstances referred to in Clause 20.1 and if Clause 20.2 does not apply, to attempt in good faith to substitute for any invalid or unenforceable provision a valid or enforceable provision which achieves to the greatest extent possible the same effect as would have been achieved by the invalid or unenforceable provision. The obligations of the parties under any invalid or unenforceable provision of this Agreement shall be suspended whilst an attempt at such substitution is made.

21    GENERAL

21.1 Nothing in this Agreement is intended to or shall operate to create a partnership between the parties or any of them, or to authorise any party to act as agent for any other, and no party shall have authority to act in the name or on behalf of or otherwise to bind any other in any way or to hold itself out in its advertising or otherwise in any manner which would indicate or imply any such relationship with the other unless expressly provided otherwise in this Agreement.

21.2 No modification or variation of this Agreement (or any document entered into pursuant to or in connection with this Agreement) shall be valid unless it is in writing and signed by or on behalf of each of the parties to this Agreement. For the avoidance of doubt, no modification or variation of this Agreement shall be valid if made by email.

21.3 Unless expressly so agreed, no modification or variation of this Agreement shall constitute or be construed as a general waiver of any provisions of this Agreement, nor shall it affect any rights, obligations or liabilities under this Agreement which have already accrued up to the date of such modification or variation, and the rights and obligations of the parties under this Agreement shall remain in full force and effect, except and only to the extent that they are so modified or varied.

21.4 Except insofar as this Agreement expressly provides that a third party may in his own right enforce a term of this Agreement, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to rely upon or enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

21.5 Subject as provided in Clause 2.6, each party shall use all reasonable endeavours to execute or cause to be executed all such other documents and do or cause to be done all such further acts and things consistent with the terms of the Transaction Documents as the other party may from time to time reasonably require in order to vest in and secure for the other party the full benefit of the assets, rights and benefits to be transferred, granted or made available to the other party under the Transaction Documents and otherwise to give full effect to the terms of the Transaction Documents.

21.6 In no event will any delay, failure or omission (in whole or in part) in enforcing, exercising or pursuing any right, power, privilege, claim or remedy conferred by or arising under this Agreement or by law, be deemed to be or construed as a waiver of that or any other right, power, privilege, claim or remedy in respect of the circumstances in question, or operate so as to bar the enforcement of that, or any other right, power, privilege, claim or remedy, in any other instance at any time or times subsequently.

21.7 The rights and remedies provided by this Agreement are cumulative and (unless otherwise provided in this Agreement) do not exclude any other rights or remedies available in law.

21.8 This Agreement, the other Transaction Documents, the Escrow Agreement referred to in Clause 11.1 and the various letters written by the parties to each other dated the date hereof constitute the entire agreement and understanding of the parties relating to the subject matter of the Transaction Documents and supersede any previous agreement or understanding between the parties (or any of them) in relation to such subject matter.

21.9 Each of the parties acknowledges and agrees that in entering into the Transaction Documents, it has not relied on any statement, representation, warranty, understanding, undertaking, promise or assurance (whether negligently or innocently made) of any person (whether party to any Transaction Document or not) other than as expressly set out in the Transaction Documents. Each party irrevocably and unconditionally waives all claims, rights and remedies which but for this Clause it might otherwise have had in relation to any of the foregoing.

21.10 No party shall be liable in negligence or other tort for any act or omission which (individually or in combination with any other act or omission) constitutes a breach of this Agreement. Subject as provided in Clause 13, a party to this Agreement shall not be liable for any amount, in damages or other compensation, for a breach of this Agreement which has been compensated instead by a claim against a Group Company of that party for damages or other compensation under or pursuant to another Transaction Document or in respect of which proceedings upon such a claim have (at the relevant time) already been issued.

21.11 Nothing in the Transaction Documents shall limit or exclude any liability for fraud.

22    GOVERNING LAW AND JURISDICTION

22.1 The validity, construction and performance of this Agreement (and any claim, dispute or matter arising under or in connection with it or its enforceability) (a "DISPUTE") shall be governed by and construed in accordance with the laws of England. Any Dispute shall be referred to and finally resolved by arbitration pursuant to the Arbitration Agreement.

22.2 The parties shall enter into and execute the Arbitration Agreement within three (3) Business Days of the date hereof or, in the event the GV Group Companies in France and Belgium are incorporated subsequently, within five (5) Business Days of the last to occur of such incorporations.

22.3 The parties each irrevocably appoints the person specified in Clause 22.4 as its agent to receive on its behalf in England service of any proceedings arising out of or in connection with the validity, construction or performance of this Agreement or its enforceability. Such service shall be deemed completed on delivery to such agent (whether or not it is forwarded to and received by the other party). If for any reason a party's agent ceases to be able to act as agent or no longer has an address in England, that party shall immediately appoint a substitute acceptable to the other party and deliver to that other party the new agent's name, address and fax number.

22.4 The persons and their addresses and fax numbers appointed in Clause 22.3 are:

      VIATEL HOLDING (BERMUDA) LIMITED

      Address:                    Olswang, 90 High Holborn, London WC1V 6XX

      For the attention of:       Colin Long

      Fax number:                 +44 (0) 20 7067 3999

      GLOBAL VOICE GROUP LIMITED

      Address: Memery Crystal solicitors, 44 Southampton Buildings, London WC2A 1AP

      For the attention of:       Peter Crystal

      Fax number:                 +44 (0) 20 7242 2058

                                   SCHEDULE I

                               CUSTOMER CONTRACTS

VIATEL - LIST OF EXISTING WHOLESALE CUSTOMERS - RECURRING REVENUES

                                                                                                   MARCH
                                                                                                  MONTHLY  MONTHLY
                                                                                                  Revenue    COS
COUNTRY  COMPANY      CUSTOMER              SERVICE      CONTRACT LENGTH   DETAIL                   GBP      GBP
-------  -----------  ----------------  ---------------  ----------------  ---------------------  -------  -------
Holland  Viatel GCBV  Infonet           STM4             20 years          Amsterdam-Dusseldorf    1703.9      762
Holland  Viatel GCBV  Infonet           STM1             20 years          Amsterdam-Dusseldorf     909.7        0
Holland  Viatel GCBV  Infonet           STM4             20 years          Amsterdam-London        1703.9      762

UK       VCA Limited  Verizon           STM1 rental      Monthly rollover  Paris RDJ-St Denis      2527.0        0
UK       VCA Limited  Tyco              Dark fibre       Quarterly         AOM Germany            23882.4        0

Germany  VTL Telecom  AT&T              leased line      Monthly rollover  Frankfurt to Manheim    2290.0   1156.5
Germany  VTL Telecom  AT&T              Colocation       10 years          Sublease at Manheim     4681.0        0
Germany  VTL Telecom  Sellect One       Circuits         Monthly rollover  London- frankfurt        136.1        0
Germany  VTL Telecom  Sellect One       Circuits         Monthly rollover  Paris to Frankfurt        68.0        0
Germany  VTL Telecom  Sellect One       Circuits         Monthly rollover  Paris to Frankfurt        68.0        0

Bermuda  VTL-TP       Anycall           Circuits         Monthly rollover  London- Amsterdam        666.7        0
Bermuda  VTL-TP       Fibrenet          Circuits         Monthly rollover  Paris - New York         866.4        0
Bermuda  VTL-TP       Fibrenet          Circuits         Monthly rollover  london-newyork          1299.6    879.7
Bermuda  VTL-TP       Stellar           STM1             Monthly rollover  Amsterdam to new york   2381.1        0
Bermuda  VTL-TP       Thus              STM4             Monthly rollover  Londom-Amsterdam        2721.3

Bermuda  VTL-TP       Infonet           KPN Tail         10 years          Frankfurt-Amsterdam     2496.4     1500
Bermuda  VTL-TP       Infonet           Dark fibre       Monthly rollover  dusseldorf-dusseldorf    693.1
Bermuda  VTL-TP       Infonet           STM4             Monthly rollover  Amsterdam to London     9626.7     4564
Bermuda  VTL-TP       Tyco France       AOM              20 years          France                 19418.4        0
Bermuda  VTL-TP       Tyco Netherlands  AOM              20 years          Holland                 6031.7        0
Bermuda  VTL-TP       Tyco Belgium      AOM              20 years          Belgium                 2766.1        0
Bermuda  VTL-TP       Tyco UK           AOM              20 years          Uk                      3893.4        0
Bermuda  VTL-TP       Globix            AOM              5 years           TBC                      481.3        0

UK       VTL UK       AT&T              Colo/Dark Fibre  Monthly Rollover  London-Frankfurt        4500.0   1578.3
UK       VTL UK       GTS Czech         Circuit          Monthly Rollover  London-Frankfurt         122.5        0

France   Viatel Ops   Infonet           Dark fibre pair  Monthly rollover                          170.08        0
France   Viatel Ops   Infonet           Dark fibre pair  5 years                                  1360.64        0
France   Viatel Ops   Infonet           Colocation       5 years                                  2079.00        0

                                                                           L/month                99544.5  11202.5

                                                                           MILLION EURO PER YEAR      1.7      0.2

                                  SCHEDULE IIA

                              GERMAN NETWORK ASSETS

ROUTE

GERMANY SCHEMATIC - VIATEL 092786

GND

GASLINE

Elten - F1

F1 - M1

M2 to Pont de L'Europe

Frankfurt (Kleyerstrasse 90) to F1

F1 to Frankfurt (Kleyerstrasse 90)

M1 - Mannheim

Mannheim - M2

Frankfurt Build. Kleyertrasse 90 to InterXion (19 Weismeullerstrasse)

Frankfurt Build. InterXion to F4.  nth side of Kaiserleibrucke.

Frankfurt Build. Kaiserleibrucke crossing

Frankfurt Build WSA Route

                                  SCHEDULE IIB

                            GERMAN TRANSFERRED ASSETS

PART A: NETWORK SEGMENTS

SEGMENT                   TITLE*   ASSET TYPE   GRANT PERIOD
------------------------  -------  -----------  -------------------------------
PEN 2                     Duct     Fibre        March 31/June 30, 2017 with
                          leased,               option for extension to 2029
                          fibre
                          owned

Frankfurt Northern
Build (Frankfurt Ring)    Owned    Duct, Fibre  unlimited**

Frankfurt Southern Build  Duct     Fibre        31 December 2010, duct lease
(Frankfurt Ring)          leased,               then renews annually unless
                          fibre                 terminated by either party,
                          owned                 landlord has early termination
                                                rights.

Mannheim Build            Owned    Duct, Fibre  unlimited**

* Subject to Clause 6 of the German Asset Lease.

**Subject to last paragraph of Clause 2.1 in the German Asset Lease.

PART B: DUCT AND FIBRE ALLOCATIONS

DUCT ALLOCATIONS

                            TOTAL NUMBER OF
                           DUCTS / SUBDUCTS
                          (NUMBER OF DUCTS /     OPTION (CLAUSE 6.1                           DUCT / SUBDUCT  ALLOCATION RATIO
                            SUBDUCTS TO BE       AND/OR 6.2 OF THE                            LEASED / OWNED   FOR GV IN % OF
NETWORK SECTION            ALLOCATED TO GV)       MASTER AGREEMENT         COMMENTS             BY VIATEL       OWNED ASSETS
------------------------  ------------------  ---------------------   ----------------------  --------------  ----------------
PEN 2                            NONE         -                       DUCT LEASED FROM         LEASED         NONE
                                                                      GASLINE

FRANKFURT SOUTHERN BUILD         NONE         -                       DUCT LEASE FROM WSA,     LEASED         NONE
                                                                      FROM SPLICING
                                                                      CHAMBER F2(1) TO F3(2)
FRANKFURT NORTHERN BUILD

Chamber F13 to            2 Primary ducts, 4  Clause 6.1 and Clause   IRU over 1 subduct       Owned          Primary Ducts:
Frankfurt POP4             Subducts (one of   6.2                     granted to                              50 %
                            which leased to                           Fibrenet.  three                        Subducts: 50 %
                               Fibernet)                              subducts available.
                            (1 Primary Duct
                            and 2 Subducts)

----------------

(1) Chamber F2 located at Schwanheimerufer, where A5 crosses Schwanheimerufer.

(2) Chamber F3 located on the footpath along south bank of Main river where the Kaiserleibrucke crosses the footpath.

(3) Chamber F1 located on Kleyerstrasse to the west of the Viatel POP at a point where the A5 crosses Kleyerstrasse.

(4) Frankfurt POP located at Kleyerstra(beta)e 90, Frankfurt

                              TOTAL NUMBER OF
                             DUCTS / SUBDUCTS
                            (NUMBER OF DUCTS /     OPTION (CLAUSE 6.1                         DUCT / SUBDUCT  ALLOCATION RATIO
                              SUBDUCTS TO BE       AND/OR 6.2 OF THE                          LEASED / OWNED   FOR GV IN % OF
NETWORK SECTION              ALLOCATED TO GV)       MASTER AGREEMENT         COMMENTS           BY VIATEL       OWNED ASSETS
--------------------------  ------------------  ---------------------   --------------------  --------------  ----------------
Frankfurt POP to            2 Primary ducts, 4  Clause 6.2              Three sub-ducts        Owned          Primary Ducts:
Interxion(5)                 Subducts (one of                           currently occupied.                   50 %
                              which leased to                           Only one of the four                  Subducts: 25 %
                                 Fibernet)                              sub-ducts is
                              (1 Primary Duct                           available for
                              and 1 Subduct)                            allocation.

Interxion to Chamber F4(6)    2 primary ducts, 4  Clause 6.1              Duct is not cabled     Owned          Primary Ducts:
                                 subducts                                                                     50 %
                            (1 primary duct, 2                                                                Subducts: 50 %
                                 subducts)

Chamber F3 - Chamber F4      1 primary duct/ 4  -                       One sub-duct is        Owned          Subducts: 25 %
(Kaiserleibrucke                 subducts                               occupied by a third
crossing)                       (1 subduct)                             party, the other
                                                                        carries the Viatel
                                                                        cable.

---------------

(5) Interxion POP located at Weismullerstrasse 19.

(6) Chamber F4 located at north side of Riederhofstrasse approximately 25 meters west of the point where the A661 crosses Riederhofstrasse.

                             TOTAL NUMBER OF
                            DUCTS / SUBDUCTS
                           (NUMBER OF DUCTS /     OPTION (CLAUSE 6.1                         DUCT / SUBDUCT  ALLOCATION RATIO
                             SUBDUCTS TO BE       AND/OR 6.2 OF THE                          LEASED / OWNED   FOR GV IN % OF
NETWORK SECTION             ALLOCATED TO GV)       MASTER AGREEMENT         COMMENTS           BY VIATEL       OWNED ASSETS
-------------------------  ------------------  ---------------------   --------------------  --------------  ----------------
MANNHEIM BUILD

Chamber M1(7) to Mannheim    2 Primary Ducts   -                       The second primary     Owned          Primary Ducts:
POP(8)                       (1 Primary Duct                           duct allocated to GV                  50 %
                                                                       also carries the GND
                                                                       PEN 3 cable.

Mannheim POP to Chamber      2 Primary Ducts   -                       The second primary     Owned          Primary Ducts:
M2(9)                        (1 Primary Duct                           duct allocated to GV                  50 %
                                                                       also carries the GND
                                                                       PEN 3 cable.

-------------

(7) Location not entirely clear, to be confirmed by site survey. Location believed to be south side of the B37 at a point immediately west of the intersection of the B37 and Barlochweg.

(8) Mannheim POP located at Hans-Thoma-Strasse 15-17, Neuostheim, D-68163 Mannheim.

(9) Location not entirely clear, to be confirmed by site survey. Location believed to be on the north side of the A656 at a point east of the intersection of the A656 and Lubenweg.

FIBRE ALLOCATIONS

                           TOTAL NUMBER OF
                                FIBRES
                              (NUMBER OF       SPECIFIC FIBRES                         FIBRE OWNED  ALLOCATION RATIO
                             FIBRES TO BE      TO BE ALLOCATED                         / LEASED BY    FOR GV IN % OF
NETWORK SECTION            ALLOCATED TO GV)   TO GV (TUBE NUMBER)       COMMENTS         VIATEL       OWNED ASSETS
-----------------------   ------------------  -------------------  ------------------  -----------  ----------------
PEN 2                                                              GasLINE duct lease

Elten - Kapellen                72(36)        Fibres 37-72(Tubes                          Owned         Cable: 50 %
                                              4-6)

Kapellen - Dusseldorf           72(36)        Fibres 37-72(Tubes                          Owned         Cable: 50 %
                                              4-6)

Dusseldorf - Portz              72(36)        Fibres 37-72(Tubes                          Owned         Cable: 50 %
                                              4-6)

Portz - Linz                    72(36)        Fibres 37-72(Tubes                          Owned         Cable: 50 %
                                              4-6)

Linz - Dernbach                 72(36)        Fibres 37-72(Tubes                          Owned         Cable: 50 %
                                              4-6)

Dernbach - Naurod               72(36)        Fibres 37-72(Tubes                          Owned         Cable: 50 %
                                              4-6)

Naurod - Chamber F1             72(36)        Fibres 37-72(Tubes                          Owned         Cable: 50 %
                                              4-6)

Frankfurt POP - Chamber         72(36)        Fibres 25-36,                               Owned         Cable: 50 %
F1                                            49-72 (Tubes 3, 5,
                                              6)

Chamber F1 - Chamber            72(36)        Fibres 25-36,                               Owned         Cable: 50 %
M1(10)                                        49-72 (Tubes 3, 5,
                                              6)

--------------

(10) Location not entirely clear, to be confirmed by site survey. Location believed to be south side of the B37 at a point immediately west of the intersection of the B37 and Barlochweg.

                           TOTAL NUMBER OF
                                FIBRES
                              (NUMBER OF       SPECIFIC FIBRES                         FIBRE OWNED  ALLOCATION RATIO
                             FIBRES TO BE      TO BE ALLOCATED                         / LEASED BY    FOR GV IN % OF
NETWORK SECTION            ALLOCATED TO GV)   TO GV (TUBE NUMBER)       COMMENTS         VIATEL       OWNED ASSETS
-----------------------   ------------------  -------------------  ------------------  -----------  ----------------
Chamber M1 - Chamber M2                                            See Mannheim Build
                                                                          below

Chamber M2 - Berg               72(36)        Fibres 37-72(Tubes                           Owned       Cable: 50 %
                                              4-6)

Berg - Pont de l'Europe         72(36)        Fibres 37-72(Tubes                           Owned       Cable: 50 %
                                              4-6)

FRANKFURT NORTHERN BUILD                                                                   Owned

Chamber F1 - Frankfurt          72(36)        Fibres 37-72(Tubes                           Owned       Cable: 50 %
POP                                           4-6)

Frankfurt POP -                 72(36)        Fibres 49-60 (Tube   72f cable but only      Owned       Cable: 50 %
Interxion                                     5) - Terminated      24 spliced through
                                              Fibres 25-36,
                                              61-72 (Tubes 3, 6)

Interxion -                    no cable       no cable                                     Owned           n/a
Chamber F4 (i.e.
Kaiserleibrucke)

Chamber F3 to Chamber F4        72(36)        Fibres 37-72                                 Owned       Cable: 50 %
                                              (Tubes 4, 5 & 6)

FRANKFURT SOUTHERN BUILD                                            WSA duct lease

                             TOTAL NUMBER OF
                                  FIBRES
                                (NUMBER OF       SPECIFIC FIBRES                                   FIBRE OWNED  ALLOCATION RATIO
                               FIBRES TO BE      TO BE ALLOCATED                                   / LEASED BY    FOR GV IN % OF
NETWORK SECTION              ALLOCATED TO GV)   TO GV (TUBE NUMBER)       COMMENTS                    VIATEL       OWNED ASSETS
--------------------------  ------------------  -------------------  ----------------------------  -----------  ----------------
Chamber F2 - Chamber F3           72(36)         Fibres 13-24 (Tube  Except 150 meters temporary      Owned       Cable: 50 %
                                                 2), Fibres 49-72          section (below)
                                                 (Tubes 5, 6)

Temporary Section,                24(12)         Fibres 13-24 (Tube      To be replaced 2007,         Owned       Cable: 50 %
Offenbach - Schleuse                             2)                  allocation to GV then to be
Offenbach, between                                                      increased to 36 fibres
07.PII.032.FN and
07.PII.033.FN

MANNHEIM BUILD

Chamber M1 - Mannheim             72(36)         Fibres 25-36,        See Duct Allocation table       Owned       Cable: 50 %
POP(11) (VTL Primary Duct)                       49-72 (Tubes 3, 5,             above.
                                                 6)

Chamber M1 - Mannheim             72(72)         n/a                  See Duct Allocation table       Owned       Cable: 100 %
POP(12) (Second Primary                                               above. The second primary
Duct allocated to GV)                                                 duct allocated to GV also
                                                                           carries a cable

------------------

(11) Mannheim POP located at located at Hans-Thoma-Strasse 15-17, Neuostheim, D-68163 Mannheim.

(12) Mannheim POP located at located at Hans-Thoma-Strasse 15-17, Neuostheim, D-68163 Mannheim.

                           TOTAL NUMBER OF
                                FIBRES
                              (NUMBER OF       SPECIFIC FIBRES                                   FIBRE OWNED  ALLOCATION RATIO
                             FIBRES TO BE      TO BE ALLOCATED                                   / LEASED BY    FOR GV IN % OF
NETWORK SECTION            ALLOCATED TO GV)   TO GV (TUBE NUMBER)       COMMENTS                    VIATEL       OWNED ASSETS
-----------------------   ------------------  -------------------  ----------------------------  -----------  ----------------
Mannheim POP - Chamber          72(36)         Fibres 37-72(Tubes   See Duct Allocation table       Owned       Cable: 50 %
M2(13) (VTL Primary Duct)                      4-6)                           above.

Mannheim POP - Chamber          72(72)         n/a                  See Duct Allocation table       Owned       Cable: 100 %
M2(14) (Second Primary                                              above. The second primary
Duct allocated to GV)                                               duct allocated to GV also
                                                                         carries a cable

----------------

(13) Location not entirely clear, to be confirmed by site survey. Location believed to be on the north side of the A656 at a point east of the intersection of the A656 and Lubenweg.

(14) Location not entirely clear, to be confirmed by site survey. Location believed to be on the north side of the A656 at a point east of the intersection of the A656 and Lubenweg.

                                  SCHEDULE IIIA

                              FRENCH NETWORK ASSETS

ROUTE

FRANCE SCHEMATIC - VIATEL 092782:

Leers Nord to Corbehem

Corbehem- Biaches

Biaches-Cayeux-Sur-Mer

Biaches - Janville (via Thourotte)

Janville- La Defense (via L'Isle Adam)

La Defense -  35 RDJ

35 RDJ - Courcelles (via Meaux & Azy)

Courcelles- Longeaux (via Conde sur Marne & Revigny)

Longeaux-Reichstett (via Troussey, Nancy & Xouxange)

Reichstett - Pont de L'Europe

Pont de 'Europe to Strasbourg

Strasbourg to Pont de L'Europe (direction Berg, Germany)

PARIS SCHEMATIC - VIATEL 092757:

35 RDJ - 38 RDJ

38 RDJ - 35 RDJ

Porte de Villiers to Rue Francique poulbot

Rue Francique poulbot to Rue Ambrouze Croizat (west s/o St. Denis)

Chamber (east side of St. Denis) to Porte d 'Aubervilliers

Porte d 'Aubervilliers to 35 RDJ

InterXion - splice (victor Hugo) lateral 1

ROUTE

InterXion - splice (victor Hugo) lateral 2

35 RDJ to SC Place Lachambaudie

Quai Penhard to SEMAPA tunnel-Tolbiac (within 35 RDJ to SC Place Lachambaudie section)

Rue Kessel to Rue de Baron Leroy (within 35 RDJ to SC Place Lachambaudie section)

                                  SCHEDULE IIIB

                            FRENCH TRANSFERRED ASSETS

PART 1 -- DUCTS

                             TOTAL NUMBER OF DUCTS / SUBDUCTS          OPTION
                               (NUMBER OF DUCTS / SUBDUCTS     (CLAUSE 6.1 AND/OR 6.2
NETWORK SECTION                   TO BE ALLOCATED TO GV)        OF MASTER AGREEMENT)          COMMENTS
--------------------------   --------------------------------  -----------------------  -------------------
FRANCE

Corbehem-Biaches             2 Ducts (1 Duct)                  Clause 6.1.

Biaches-Cayeux-Sur-Mer       4 Ducts (2 Ducts)                 Clause 6.1 re both of
                                                               the GV allocated ducts.

Biaches - Janville (via      2 Ducts (1 Duct)                  Clause 6.1.
Thourotte)

Courcelles- Longeaux (via    2 Ducts (1 Duct)                  Clause 6.1.
Conde sur Marne & Revigny)

Longeaux-Reichstett (via     2 Ducts (1 duct)                  Clause 6.1.
Troussey, Nancy & Xouxange)

Pont de L'Europe to          2 Ducts (1 Duct)                  Clause 6.1 of the
Strasbourg                                                     Master Agreement.

PARIS                                   -                      -                        No continuous spare
                                                                                        Ducts, see below
                                                                                        fibre allocations.

   PART 2 -- FIBRES

                                  TOTAL NUMBER OF FIBRES             SPECIFIC FIBRES
                                    (NUMBER OF FIBRES                TO BE ALLOCATED
NETWORK SECTION                   TO BE ALLOCATED TO GV)           TO GV (TUBE NUMBER)                COMMENTS
--------------------------   --------------------------------  ---------------------------   ------------------------
Corbehem - Biaches                        72 (36)              F 37-48 (4), F 49-60 (5), F
                                                               61-72 (6).
Biaches - Amiens                          72 (36)              F 25-36 (3), F 37-48 (4), F
                                                               61-72 (6).
Amiens -- Cayeux                          72 (36)              F 25-36 (3), F 37-48 (4), F
                                                               61-72 (6).
Biache - Thourette                        72 (36)              F 25-36 (3), F 37-48 (4), F
                                                               61-72 (6).

Thourette - L'Isle Adam                   72 (36)              F 37-48 (4), F 49-60 (5), F
                                                               61-72 (6).

L'Isle Adam - Paris La
Defense                                   72 (36)              F 37-48 (4), F 49-60 (5), F
                                                               61-72 (6).

Paris 35 RDJ -- Paris La
Defense                                   72 (36)              F 13-24 (2), F 25-36 (3), F   Only F 13-24 (2) are
                                                               37-48 (4)                     spliced through between
                                         192 (96)              F 97-192 (9-16)               35 RDJ and La defense.
                                                                                             F 25-36 & F 37-48 can be
                                                                                             spliced through at Porte
                                                                                             de Villiers.

Meaux -- Paris 35 RDJ                     72 (36)              F 37-48 (4), F 49-60 (5), F
                                                               61-72 (6).

Azy -- Meaux                              72 (36)              F 25-36 (3), F 37-48 (4), F
                                                               49-60 (5).
Conde sur Marne -- Azy                    72 (36)              F 25-36 (3), F 37-48 (4), F
                                                               49-60 (5).

Revigny -- Conde sur Marne                72 (36)              F 25-36 (3), F 37-48 (4), F
                                                               49-60 (5).

                                  TOTAL NUMBER OF FIBRES             SPECIFIC FIBRES
                                    (NUMBER OF FIBRES                TO BE ALLOCATED
NETWORK SECTION                   TO BE ALLOCATED TO GV)           TO GV (TUBE NUMBER)                COMMENTS
--------------------------   --------------------------------  ---------------------------   ------------------------
Troussey -- Revigny                       72 (36)              F 25-36 (3), F 37-48 (4), F
                                                               49-60 (5).

Nancy -- Troussey                         72 (36)              F 25-36 (3), F 37-48 (4), F
                                                               49-60 (5).

Xouaxange -- Nancy                        72 (36)              F 25-36 (3), F 37-48 (4), F
                                                               49-60 (5).

Xouaxange - Strasbourg                    72 (36)              F 37-48 (4), F 49-60 (5), F   Includes a section of
                                                               61-72 (6).                    Duct IRU from Neuf
                                                                                             Telecom.

Strasbourg -- Pont de l'                   72(36)              F 37-48 (4), F 49-60 (5), F   Direction Berg, Germany
Europe                                                         61-72 (6)

PARIS

Paris 35 RDJ -- Paris 38
RDJ                                       48 (24)              F 25-36 (3), F 37-48 (4).

Paris 38 RDJ -- Paris 35
RDJ                                      192 (96)              F 97-192 (tubes 13-24)

Porte de Villiers - Rue
Ambroise Croizat (west                   144 (72)              F 25-36 (3), 37-48 (4),       F 25-36 (3), 37-48 (4)
s/o St. Denis)                                                 49-60 (5).                    are spliced through to
                                                                                             35 RDJ.

                                                               F 109-120 (10), F 121-132
                                                               (11), F 133-144 (12).

Chamber (East side of St.               216 (108)              F 25-36 (3), F37-48 (4), F
Denis) - 35 RDJ (via                                           133-216 (12, 13, 14, 15, 16,
Porte de Aubervilliers                                         17 & 18)

InterXion - Splice (Victor                72 (36)              F 37-72 (4, 5 & 6)            Not spliced to backbone.
Hugo) Lateral                                                                                Duct under lease from
                                                                                             Interxion.

                                       TOTAL NUMBER OF FIBRES             SPECIFIC FIBRES
                                         (NUMBER OF FIBRES                TO BE ALLOCATED
NETWORK SECTION                        TO BE ALLOCATED TO GV)           TO GV (TUBE NUMBER)                COMMENTS
--------------------------------  --------------------------------  ---------------------------   ------------------------
InterXion - Splice (Victor Hugo)              72 (36)               F 37-72 (4, 5 & 6)            Not spliced to backbone.
Lateral
                                                                                                  Duct under lease from Interxion.

35 RDJ to SC Place Lachambaudie               72 (36)               F 37-72 (4, 5 & 6)            Includes 2 Duct Leases from Colt
                                                                                                  Telecom.
                                              192 (96)              F 97-192 (13-24)

                                  SCHEDULE IVA

                               NBUK NETWORK ASSETS

NETHERLANDS

            ROUTE

            NETHERLANDS SCHEMATIC - VIATEL 092785

            Zandvoort- Delfandlaan

            Delfandlaan to SC-DUS-AMS-SP-012

            SC-DUS-AMS-SP-012 to Leersum

            Leersum to SC-DUS-AMS-SP-13

            Elten to SC-DUS-AMS-SP-13

            Doorn to SC-DUS-AMS-SP-13

            SC-DUS-AMS-SP-012 - Doorn

            World Trade Centre- Delfandlaan

            Delfandlaan - World Trade Centre

            Delfandlaan-Rotterdam

            Rotterdam-Kalwijk

            Rotterdam - Rosendaal

            Rosendaal-Essen

            Rosendaal - Netherlands / Belgium Border

BELGIUM

            ROUTE

            BELGIUM SCHEMATIC - VIATEL 092785

            Netherlands / Belgium Border - Estampuis (via Antwerp & Gent)

            Estampuis - Leers Nord

            Backbone to Brussels Tollaan

            Brussels Tollaan to Backbone

UK

                                      ROUTE

            UK SCHEMATIC - VIATEL 092783

            Lowestoft beach chamber - Zandvoort

            Lowestoft beach chamber - Lowestoft

            Lowestoft - Telehouse North

            Telehouse North- Egham

            Egham-Windlesham

            Windlesham - Polegate

            Polegate-Polegate beach chamber

            Polegate beach chamber-Cayeux-sur-Mer

            DOCKLANDS SCHEMATIC - VIATEL 092743

            Telehouse North - Butchers Road (North route)

            Butchers Road-Telehouse North (South route)

            Lower Lea Bridge (included in Butchers Road - Telehouse North (South route)

            Telehouse North-Jcn.DitchburnSt/Blackwall (via Telehouse East)

            Marsh Wall- Limeharbour

            6-7 Habour Exchange connection (Single Route)

            8-9 Habour Exchange connection (lateral 1)

            8-9 Habour Exchange connection (lateral 2)

            Telecity Bonnington connection (lateral 1)

            Telecity Bonnington connection (lateral 2)

                                     ROUTE

            London Hosting Centre (lateral 1)

            London Hosting Centre (lateral 2)

            Global Switch (Single Route)

            Jcn.Millwal lInnDock/Marsh Wall to SC.Westferry Road

            SC.Westferry Road to SC:O/S 47 Millharbour

            SC:O/S 47 Millharbour to Marsh Wall

            DitchburnSt/Blackwell - SC: A13 South

            DitchburnSt/Blackwell - Lindfieldtreet

            SC27-Lindfield Street (CONTAINED WITHIN TELEHOUSE NORTH - EGHAM
            ABOVE)

            Lindfield Street - A13 South (CONTAINED WITHIN TELEHOUSE NORTH - EGHAM ABOVE)

            Telehouse North- SC: A 13 (CONTAINED WITHIN TELEHOUSE NORTH - EGHAM ABOVE)

            Great Eastern Street PC - SC27 (CONTAINED WITHIN TELEHOUSE NORTH - EGHAM ABOVE)

            Egham - Great Eastern Street PC (CONTAINED WITHIN TELEHOUSE NORTH - EGHAM ABOVE)

            PC (Great Eastern Street)-Braham Street

                                  SCHEDULE IVA

                             NBUK TRANSFERRED ASSETS

NETHERLANDS

PART 1 - DUCTS AND SUBDUCTS

                                                                                                               DUCT
                                   TOTAL NUMBER OF               OPTION                                       LEASED /
                             DUCTS / SUBDUCTS (NUMBER OF     (CLAUSE 6.1 OR                                     OWNED
NETWORK                         DUCTS / SUBDUCTS TO BE        6.2 OF MASTER                                      BY
SECTION                            ALLOCATED TO GV)            AGREEMENT)               COMMENTS               VIATEL
------------------------     ---------------------------     ---------------     ------------------------     ----------
Zandvoort - Deflandlaan           4 ducts (2 ducts)          Clause 6.1                                         Owned
(Amst)

Deflandlaan (Amsterdam)           4 ducts (2 ducts)          Clause 6.1                                         Owned
- SC-12

SC-12 - Leersum                      4 ducts (2)             Clause 6.1                                         Owned

Leersum - SC-13                   4 ducts (2 ducts)          Clause 6.1                                         Owned

Elten - SC-13                     4 ducts (2 ducts)          Clause 6.1                                         Owned

Doorn - SC-13                        4 ducts (2)             Clause 6.1                                         Owned

SC-12 - Doorn                     4 ducts (2 ducts)          Clause 6.1                                         Owned

World Trade Centre -              4 ducts (2 ducts)          Clause 6.1                                         Owned
Deflandlaan (Amsterdam)

Deflandlaan (Amsterdam)            4 ducts (2 duct)          Clause 6.1                                         Owned
- World Trade Centre -

Deflandlaan (Amsterdam)           2 ducts (1 ducts)          Clause 6.1          Originallly 4 ducts, 2         Owned
- Rotterdam                                                                      ducts sold, 2 available.

Rotterdam - Roosendaal            5 ducts (2 ducts)          Clause 6.1          5 ducts of which one           Owned
                                                                                 extra duct obtained form
                                                                                 Versatel.

                                                                                                               DUCT
                                   TOTAL NUMBER OF               OPTION                                       LEASED /
                             DUCTS / SUBDUCTS (NUMBER OF     (CLAUSE 6.1 OR                                     OWNED
NETWORK                         DUCTS / SUBDUCTS TO BE        6.2 OF MASTER                                      BY
SECTION                            ALLOCATED TO GV)            AGREEMENT)               COMMENTS               VIATEL
------------------------     ---------------------------     ---------------     ------------------------     ----------
Rotterdam - Katwijk               6 ducts (3 ducts)          Clause 6.1          No chambers on this duct       Owned
                                                                                 section, not cabled

Roosendaal - Essen                4 ducts (2 ducts)          Clause 6.1                                         Owned
                                                             regarding both
                                                             GV Ducts

Roosendaal -                   2 sub ducts (1 sub duct)      Clause 6.1                                         Owned
Netherlands border

PART 2 - FIBRES

                                               TOTAL
                                             NUMBER OF          SPECIFIC
                                              FIBRES            FIBRES TO
                                              (NUMBER              BE                               FIBRE
                                             OF FIBRES          ALLOCATED                           LEASED
                             PEN -             TO BE              TO GV                           / OWNED
NETWORK                      BUILD           ALLOCATED            (TUBE                               BY
SECTION                      SPEC             TO GV)             NUMBER)           COMMENTS         VIATEL
-------------------    -----------------    -----------    -------------------    ----------    -------------
Zandvoort -            Netherlands PEN 1      48 (24)      F 25-36 (3), F                           Owned
Deflandlaan (Amst)                                         37-48 (4).

Deflandlaan            Netherlands PEN 2      72 (36)      F 37-48 (4), F                           Owned
(Amsterdam)                                                49-60 (5), F 61-72
- SC-12                                                    (6).

SC-12 - Leersum        Netherlands PEN 2      48 (24)      F 49-60 (5), F                           Owned
                                                           61-72 (6).

Leersum - SC-13        Netherlands PEN 2      48 (24)      F 49-60 (5), F                           Owned
                                                           61-72 (6).

Elten - SC-13          Netherlands PEN 2      72 (36)      F 37-48 (4), F                           Owned
                                                           49-60 (5), F 61-72
                                                           (6).

Doorn - SC-13          Netherlands PEN 2      24 (12)      F 37-48 (4).                             Owned

SC-12 - Doorn          Netherlands PEN 2      24 (12)      F 37-48 (4).                             Owned

World Trade Centre        Netherlands         48 (24)      F 25-36 (3), F                           Owned
- Deflandlaan                                              37-48 (4).
(Amsterdam)

Deflandlaan               Netherlands         48 (24)      F 25-36 (3), F                           Owned
(Amsterdam) - World                                        37-48 (4).
Trade Centre -

Deflandlaan            Netherlands PEN 1      72 (36)      F 37-48 (4), F                           Owned
(Amsterdam)                                                49-60 (5), F 61-72
- Rotterdam                                                (6).

Rotterdam -            Netherlands PEN 1      72 (36)      F 37-48 (4), F                           Owned
Roosendaal                                                 49-60 (5), F 61-72
                                                           (6).

Rosendaal - Essen      Netherlands PEN 1      72 (36)      F 37-48 (4), F                           Owned
                                                           49-60 (5), F 61-72
                                                           (6).

Essen - Rosendaal      Netherlands PEN 1      72 (36)      F 37-48 (4), F                           Owned
                                                           49-60 (5), F
                                                           61-72 (6).

BELGIUM

                             TOTAL
                           NUMBER OF
                            FIBRES
                            (NUMBER              SPECIFIC                OPTION                                        FIBRE
                           OF FIBRES           FIBRES TO BE         (CLAUSE 6.1 OR 6.2                                 LEASED
                             TO BE               ALLOCATED                 OF                                          OWNED
NETWORK                    ALLOCATED            TO GV (TUBE              MASTER                                         BY
SECTION                     TO GV)                NUMBER)              AGREEMENT)               COMMENTS               VIATEL
--------------------     -------------     --------------------     ------------------     ----------------------     --------
Roosendaal - Antwerp        72 (36)        F 37-48 (4), F 49-60     N/A                                                Owned
                                           (5), F 61-72 (6).

Antwerp - Brussels          72 (36)        F 37-48 (4), F 49-60     N/A                    Leased Duct containing      Owned
Tollaan                                    (5), F 61-72 (6).                               VTL fibre leased to
                                                                                           VTL under 20 year IRU.

Brussels Tollaan -          72 (36)        F 37-48 (4), F 49-60     N/A                    Leased Duct containing      Owned
Gent                                       (5), F 61-72 (6).                               VTL fibre leased to
                                                                                           VTL under 20 year IRU.

Gent - Estampuis            72 (36)        F 37-48 (4), F 49-60     N/A                                                Owned
                                           (5), F 61-72 (6).

UK

PART 1 - DUCTS AND SUB-DUCTS

                                    TOTAL NUMBER
                                     OF DUCTS /
                                      SUBDUCTS
                                     (NUMBER OF                    OPTION                                          DUCT /
                                       DUCTS /                 (CLAUSE 6.1                                        SUBDUCT
                                   SUBDUCTS TO BE              AND/OR 6.2 OF                                      LEASED /
NETWORK                             ALLOCATED TO                    MASTER                                        OWNED BY
SECTION                                  GV)                     AGREEMENT)                  COMMENTS              VIATEL
---------------------------    -----------------------    ----------------------    -------------------------    -----------
UK

Lowestoft beach chamber -      1 Duct / 4 Subducts (2     Clause 6.1.                                            Owned
Lowestoft                             Subducts)

Lowestoft - Telehouse          1 Duct / 4 Subducts (2     Clause 6.1.                                            Owned
North                                 Subducts)

Telehouse North - Egham        1 Duct / 4 Subducts (2     Clause 6.1                3 of the Subducts are        Owned
                                      Subducts)                                     occupied. 2 Subducts
                                                                                    allocated to GV.
                                                                                    VTL retains the right to
                                                                                    use the stretches of its
                                                                                    cables in the allocated
                                                                                    Subduct.

Egham - Windlesham             2 Ducts / 4 Subducts (1    Clauses 6.1 and 6.2.                                   Owned
                                 Duct / 2 Subducts)

Polegate - Polegate beach      1 Duct / 4 Subducts (2     Clause 6.1.                                            Owned
chamber                               Subducts)

DOCKLANDS

                                    TOTAL NUMBER
                                     OF DUCTS /
                                      SUBDUCTS
                                     (NUMBER OF                    OPTION                                          DUCT /
                                       DUCTS /                 (CLAUSE 6.1                                        SUBDUCT
                                   SUBDUCTS TO BE              AND/OR 6.2 OF                                      LEASED /
NETWORK                             ALLOCATED TO                    MASTER                                        OWNED BY
SECTION                                  GV)                     AGREEMENT)                  COMMENTS              VIATEL
---------------------------    -----------------------    ----------------------    -------------------------    -----------
Telehouse North -              2 Ducts / 4 Subducts (1    Clauses 6.1 and 6.2.      GV allocated empty           Owned
Butchers Road (North route)      Duct / 2 Subducts)                                 Subduct and Subduct
                                                                                    carrying the 72 fibre
                                                                                    cable.
Butchers Road - Telehouse      4 Ducts / 4 Subducts (2    Clauses 6.1 and 6.2       GV allocated empty           Owned
North (South route)              Ducts / 2 Subducts)                                Subduct and Subduct
                                                                                    carrying the 72 fibre
                                                                                    cable.

Lower Lea Bridge (included        4 Ducts (2 Ducts)       Clause 6.1                Ducts leased from BT.        Leased
in Butchers Road -                                                                  GV allocated empty Duct
Telehouse North (South                                                              and Duct carrying the 72
route))                                                                             fibre cable.

Marsh Wall - Limeharbour       4 Ducts / 4 Subducts (2    Clauses 6.1 and 6.2.                                   Owned
                                 Ducts / 2 Subducts)

8-9 Harbour Exchange           4 Ducts / 4 Subducts (2    Clauses 6.1 and 6.2.                                   Owned
connection (lateral 1)           Ducts / 2 Subducts)

8-9 Harbour Exchange           4 Ducts / 4 Subducts (2    Clauses 6.1 and 6.2.                                   Owned
connection (lateral 2)           Ducts / 2 Subducts)

                                    TOTAL NUMBER
                                     OF DUCTS /
                                      SUBDUCTS
                                     (NUMBER OF                    OPTION                                          DUCT /
                                       DUCTS /                 (CLAUSE 6.1                                        SUBDUCT
                                   SUBDUCTS TO BE              AND/OR 6.2 OF                                      LEASED /
NETWORK                             ALLOCATED TO                    MASTER                                        OWNED BY
SECTION                                  GV)                     AGREEMENT)                  COMMENTS              VIATEL
---------------------------    -----------------------    ----------------------    -------------------------    -----------
SC27 - Lindfield Street        1 Duct / 4 Subducts (2     Clause 6.1.               3 of the Subducts are        Owned
(Contained within                     Subducts)                                     occupied. 2 Subducts
Telehouse North - Egham                                                             allocated to GV.
above)
                                                                                    VTL retains the right to
                                                                                    use the stretches of its
                                                                                    cables in the allocated
                                                                                    Subduct.

Lindfield Street - A13         1 Duct / 4 Subducts (2     Clause 6.1.               3 of the Subducts are        Owned
South (Contained within               Subducts)                                     occupied. 2 Subducts
Telehouse North - Egham                                                             allocated to GV.
above)
                                                                                    VTL retains the right to
                                                                                    use the stretches of its
                                                                                    cables in the allocated
                                                                                    Subduct.

Telehouse North- SC: A 13      1 Duct / 4 Subducts (2     Clause 6.1.               3 of the Subducts are        Owned
(Contained within                     Subducts)                                     occupied. 2 subducts
Telehouse North - Egham                                                             allocated to GV.
above)
                                                                                    VTL retains the right to
                                                                                    use the stretches of its
                                                                                    cables in the allocated
                                                                                    Subduct.

                                    TOTAL NUMBER
                                     OF DUCTS /
                                      SUBDUCTS
                                     (NUMBER OF                    OPTION                                          DUCT /
                                       DUCTS /                 (CLAUSE 6.1                                        SUBDUCT
                                   SUBDUCTS TO BE              AND/OR 6.2 OF                                      LEASED /
NETWORK                             ALLOCATED TO                    MASTER                                        OWNED BY
SECTION                                  GV)                     AGREEMENT)                  COMMENTS              VIATEL
---------------------------    -----------------------    ----------------------    -------------------------    -----------
Great Eastern Street PC -      1 Duct / 4 Subducts (2     Clause 6.1                3 of the Subducts are        Owned
SC27 (Contained within                Subducts)                                     occupied. 2 Subducts
Telehouse North - Egham                                                             allocated to GV.
above)
                                                                                    VTL retains the right to
                                                                                    use the stretches of its
                                                                                    cables in the allocated
                                                                                    Subduct.

Egham - Great Eastern          1 Duct / 4 Subducts (2     Clause 6.1.               3 of the Subducts are        Owned
Street PC (Contained                  Subducts)                                     occupied. 2 Subducts
within Telehouse North -                                                            allocated to GV.
Egham above)
                                                                                    VTL retains the right to
                                                                                    use the stretches of its
                                                                                    cables in the allocated
                                                                                    Subduct.

PC (Great Eastern              2 Ducts / 2 Subducts (1    Clauses 6.1 and 6.2 of                                 Owned
Street)-Braham Street             Duct / 1 Subduct)       the Master Agreement.

PART 2 - FIBRES

                              TOTAL NUMBER
                               OF FIBRES           SPECIFIC FIBRES
                               (NUMBER OF               TO BE                                             FIBRE
                              FIBRES TO BE           ALLOCATED TO                                        LEASED/
NETWORK                       ALLOCATED TO             GV (TUBE                                         OWNED BY
SECTION                           GV)                  NUMBER)                      COMMENTS             VIATEL
---------------------------   ------------   ---------------------------   --------------------------   ---------
UK

Zandvoort - Lowestoft           48 (24)      F 25-36 (3), F 37-48 (4).                                  Owned.
beach Chamber

Lowestoft beach chamber to      48 (24)      F 25-36 (3), F 37-48 (4).                                  Owned.
Lowestoft-

Lowestoft - Pakenham            72 (36)      F 37-48 (4), F 49-60 (5), F                                Owned
                                             61-72 (6).

Pakenham - Snowhill             72 (36)      F 37-48 (4), F 49-60 (5), F                                Owned
                                             61-72 (6).

Snowhill - Telehouse North      72 (36)      F 37-48 (4), F 49-60 (5), F                                Owned
                                             61-72 (6).

Telehouse North - Egham         96 (48)      F 49-60 (5), F 61-72 (6), F                                Owned
                                             73-84 (7), F 85-96 (8)

Egham - Pease Pottage           72 (36)      F 37-48 (4), F 49-60 (5), F   Includes a section of Duct   Owned
                                             61-72 (6).                    leased from NTL.

Pease Pottage - Polegate        72 (36)      F 37-48 (4), F 49-60 (5), F   Includes a section of Duct   Owned
                                             61-72 (6).                    leased from NTL.

Polegate - Polegate beach       48 (24)      F 25-36 (3), F 37-48 (4).                                  Owned
chamber

                              TOTAL NUMBER
                               OF FIBRES           SPECIFIC FIBRES
                               (NUMBER OF               TO BE                                             FIBRE
                              FIBRES TO BE           ALLOCATED TO                                        LEASED/
NETWORK                       ALLOCATED TO             GV (TUBE                                         OWNED BY
SECTION                           GV)                  NUMBER)                      COMMENTS             VIATEL
---------------------------   ------------   ---------------------------   --------------------------   ---------
Polegate beach chamber -        48 (24)      F 25-36 (3), F 37-48 (4).                                  Owned
Cayeaux sur Mer

DOCKLANDS

O/S Telehouse North -            12 (3)      F 10-12 (share 1).             6 fibres of the 12 fibre    Owned
Butchers Road (North route)                                                cable are allocated to NTL.
                                72 (36)      F 37-72 (4, 5, & 6).

                                144 (72)     F 73-144 (7, 8, 9, 10, 11 &     72 and 144 fibre cables
                                             12).                               are broken / not
                                                                                   continuous.

O/S Telehouse North -           72 (36)      F 37-72 (4, 5, & 6).            72 and 144 fibre cables    Owned
Butchers Road (South route)                                                     are broken / not
                                                                                   continuous.

                                144 (72)     F 73-144 (7, 8, 9, 10, 11 &   Includes a section of Duct
                                             12).                          lease from BT on the Lower
                                                                                   Lea Bridge.

Telehouse North -               144 (72)     F 37-48 (4), F 49-60 (5), F      Includes sections of      Owned
Telehouse East                               61-72 (6).                        Subduct leased from
                                             F 109-120 (10), F 121-132              Fibreway.
                                             (11), F 133-144 (12).

Telehouse East -                24 (12)      F 85-96 (8).                     Includes sections of      Owned
7 Harbour Exchange                                                             Subduct leased from
                                                                                    Fibreway.

7 Harbour Exchange -             12 (6)      F 7-12 (1/2 of tube 1)                                     Owned
8/9 Harbour Exchange

                              TOTAL NUMBER
                               OF FIBRES           SPECIFIC FIBRES
                               (NUMBER OF               TO BE                                             FIBRE
                              FIBRES TO BE           ALLOCATED TO                                        LEASED/
NETWORK                       ALLOCATED TO             GV (TUBE                                         OWNED BY
SECTION                           GV)                  NUMBER)                      COMMENTS             VIATEL
---------------------------   ------------   ---------------------------   --------------------------   ---------
Telehouse East                  36 (18)      F 49-60 (5), F121-126 (1/2       Includes sections of      Owned
- 8/9                                        of tube 11).                      Subduct leased from
Harbour Exchange                                                                    Fibreway.

Telehouse East -                48 (24)      F 37-48 (4), 109-120 (10).       Includes sections of      Owned
                                                                               Subduct leased from
London Hosting Centre                                                               Fibreway.
8/9 Harbour Exchange -          24 (12)      F 25-36 (3).                     Includes sections of      Owned
London Hosting Centre                                                          Subduct leased from
                                                                                    Fibreway

London Hosting Centre -         48 (24)      F 25-36 (3), F 61-72 (6).        Includes sections of      Owned
Telecity Bonnington                                                            Subduct leased from
                                                                                    Fibreway

                                                                                Terminated on FC
                                                                             connectors at Telecity
                                                                                   Bonnington.

London Hosting Centre -          12 (6)      F 19-24 (1/2 half of tube        Includes sections of      Owned
Global Switch                                2).                               Subduct leased from
                                                                                    Fibreway

Telecity Bonnington -           48 (24)      F 13-24 (2), F 37-48 (4).        Includes sections of      Owned
Telehouse North                                                                Subduct leased from
                                                                                    Fibreway

                                                                                Terminated on FC
                                                                             connectors at Telecity
                                                                                   Bonnington.

Global Switch -                 24 (12)      F 13-24 (2).                                               Owned
Telehouse North

                              TOTAL NUMBER
                               OF FIBRES           SPECIFIC FIBRES
                               (NUMBER OF               TO BE                                             FIBRE
                              FIBRES TO BE           ALLOCATED TO                                        LEASED/
NETWORK                       ALLOCATED TO             GV (TUBE                                         OWNED BY
SECTION                           GV)                  NUMBER)                      COMMENTS             VIATEL
---------------------------   ------------   ---------------------------   --------------------------   ---------
Telehouse East                  36 (18)      F 61-72 (6), F 139-144           Includes sections of      Owned
Telehouse North                              (share 12).                       Subduct leased from
                                                                                    Fibreway

Telehouse North                 72 (36)      F 181-192 (16), 193-204          Includes sections of      Owned
Telehouse North                              (17), F 205-216 (18).             Subduct leased from
                                                                                    Fibreway

SC27 - InterXion, Brick         48 (24)      F 25-36 (3), F 37-48 (4).                                  Owned
Lane

InterXion, Brick Lane - L3      48 (24)      F 25-36 (3), F 37-48 (4).                                  Owned
Braham Street

                                   SCHEDULE V

       VIATEL OPERATING COST CATEGORIES (INCL. DRAFT 2006 BUDGET FIGURES)

NETWORK COSTS 2006 SCHEDULE XI

(Pound) Sterling                         Belgium   France    Germany  Netherlands   UK (NW)    Sub-tot
PROPERTY
Network Property Cleaning                  2,947          0        0            0     14,050     16,997
Network Property Maintenance               5,133      9,446    2,699        6,000      5,500     28,778
Network Property Service Charge            9,227     44,572   20,628       41,921     45,127    161,475
Network Property Taxes                     7,437     14,672        0        2,690    109,671    134,471
Network Property Rent                    160,716    362,038  333,214      266,091    311,312  1,433,369
Network Property Security and Site mtce        0          0        0            0     68,961     68,961
Network Utilities Electricty              43,411    100,421  100,138       78,897    103,950    426,816
Network Utilities Gas                          0     15,000        0            0     17,037     32,037
Rights of Way                                  0  1,772,234   15,931       63,181    308,655  2,160,002
                                         -------  ---------  -------  -----------  ---------  ---------
TOTAL PROPERTY COSTS                     228,870  2,318,383  472,610      458,780    984,263  4,462,906
                                         =======  =========  =======  ===========  =========  =========
REPAIRS & MAINTENANCE

1st Line Equipment Maintenance                 0     85,388        0            0    109,704    195,091
Infrastructure Maintenance               136,922    588,879  342,507      157,172    105,251  1,330,731
Other Maintenance (sub-sea cables)             0    139,450        0            0    148,762    288,212
Hardware Maintenance                           0          0        0            0     15,000     15,000
Lifts & Shifts                            62,486     14,715   16,776       91,761     11,880    197,618
                                         -------  ---------  -------  -----------  ---------  ---------
TOTAL R&M COST                           199,408    828,432  359,283      248,933    390,597  2,026,653
                                         =======  =========  =======  ===========  =========  =========
OTHER

Fixed communications                           0     45,600        0            0          0     45,600
Mobile communications                          0     24,000        0            0          0     24,000
                                                  ---------                                   ---------
TOTAL                                          0     69,600        0            0          0     69,600
                                         =======  =========  =======  ===========  =========  =========
STAFF COSTS

Salaries                                  93,544    175,155   52,626       94,705    409,450    825,480
Travel                                                                                20,000     20,000
                                         -------  ---------  -------  -----------  ---------  ---------
TOTAL                                     93,544    175,155   52,626       94,705    429,450    845,480
                                         =======  =========  =======  ===========  =========  =========
TOTAL                                    521,822  3,391,570  884,519      802,418  1,804,309  7,404,638  (Pound) TOTAL COSTS
                                         =======  =========  =======  ===========  =========  =========
                                                             GV
                                                             COSTS                 Half
                                                                                   (Pound)    3,702,319  inc ROW France
                                                                                   Half Euro  5,331,340  inc ROW France

                                                                                              4,055,331  exc ROW France

                                                                                                107,072  French ROW/month

                                   SCHEDULE VI

                                     PART I

                                VIATEL WARRANTIES

The following warranties are subject to the qualifications and limitations in
Part II of this Schedule. For the avoidance of any doubt none of these warranties applies to the GND Asset Transfer or the subject-matter thereof.

1.1   INFORMATION SUPPLIED

      All factual information with regard to the Viatel Group contained in this Agreement and all matters contained in the Data Room and all other written information relating to the Viatel Network given by Viatel or Viatel's Solicitors to Global Voice or Global Voice's Solicitors is true and accurate in every material respect and there is no fact or matter relating to the Viatel Network which has not been disclosed or made available in the Data Room (or by separate provision of documents requested by Global Voice) which renders any such matters or information materially untrue or misleading.

1.2   CAPACITY

      Viatel and each Viatel Group Company have full power and authority and have taken all necessary corporate action to enable each of them effectively to enter into and perform this Agreement and the other Transaction Documents; this Agreement, when executed, will constitute valid, binding and enforceable obligations on Viatel and/or the relevant Viatel Group Company in accordance with their respective terms. Neither Viatel nor any Viatel Group Company requires the consent, approval or authority of any other person to enter into or perform its obligations under this Agreement and its entry into and performance of this Agreement or any of the other Transaction Documents will not constitute a material breach or material default under any contractual, governmental or public obligation binding upon it, and it is not engaged in any litigation or arbitration proceedings which might have an effect upon its capacity or ability to perform its obligations under this Agreement and no such legal or arbitration proceedings have been threatened against it.

1.3   TITLE TO THE ASSETS

      Subject as provided in this Agreement, Viatel and its Group Companies have good and marketable title to all of the Viatel Transferred Assets. The Viatel Transferred Assets are free from any charge, lien or other encumbrance, or any obligation to pay any outstanding sums in respect of them. Except as provided in this Agreement, no person other than a Viatel Group Company has or claims any rights in relation to the Viatel Transferred Assets or any of them and the Viatel Transferred Assets are not subject to or potentially subject to any floating charge or guarantee given by a Viatel Group Company or by any person or company connected with a Viatel Group Company.

1.4   THE CUSTOMER CONTRACTS

1.4.1 None of the Customer Contracts is ultra vires the Viatel Group Company which is the relevant contracting party.

1.4.2 All the Customer Contracts are in full force and effect and have been duly complied with and nothing has occurred whereby any of them is or could be subject to early termination or which has given or may give rise to any claim under any of them by any party to any of them.

1.4.3 The execution and delivery of this Agreement and the fulfilment and performance of and compliance with the terms of this Agreement do not and will not:

      1.4.3.1 conflict with, violate or result in a breach of the terms, provisions or conditions of any of the Customer Contracts or any law, undertaking to or judgment, order, injunction or decree of any court;

      1.4.3.2 relieve any person of any contractual or other obligation under any of the Customer Contracts or entitle any person to terminate any such obligation;

      1.4.3.3 result in any party to any of the Customer Contracts ceasing to deal or substantially reducing the existing level of his dealings with Viatel and Viatel is not aware of any intention on the part of any such customer to cease so to deal or so to reduce the existing level of such dealings.

1.5   HEALTH & SAFETY

1.5.1 To Viatel's best knowledge and belief, no works, repairs, construction, remedial action or expenditure is or may be required in relation to all applicable legislation concerning health and safety matters and all and any regulations or orders made or issued under any such legislation and any relevant codes or practice, guidance notes and the like with respect to such matters issued by government agencies ("HEALTH AND SAFETY LEGISLATION") in order to use, operate or maintain the Viatel Transferred Assets.

1.5.2 At no time has Viatel had knowledge of and/or received any notice, claim or other communication alleging any contravention of or actual or potential liability under Health and Safety Legislation with respect to the Viatel Transferred Assets.

1.6   LITIGATION

      No Viatel Group Company nor any person for whose acts or omissions it may be vicariously liable is engaged in or subject to any civil, criminal or arbitration proceedings in relation to the Viatel Transferred Assets or any of them, and there are no such proceedings pending or threatened by or against Viatel or any such person. There are no judgments outstanding against Viatel or any Viatel Group Company which affect or might affect any of the Viatel Transferred Assets.

1.7   SOLVENCY OF VIATEL

1.7.1 No order has been made or petition presented, meeting convened or resolution passed for the winding up of Viatel nor has any receiver been appointed or any distress, execution or other process been levied in respect of the Viatel Transferred Assets or any of them.

1.7.2 No composition in satisfaction of the debts of Viatel or scheme of arrangement of its affairs or compromise or arrangement between it and either or both of its creditors or members or any class of either or both of its creditors or members has been proposed, sanctioned or approved.

1.7.3 No distress, distraint, charging order, garnishee order, execution or other process has been levied or applied for in respect of the whole or any part of the Viatel Transferred Assets.

1.7.4 No event has occurred causing, or which upon intervention or notice by any third party may cause, any floating charge (or equivalent in any jurisdiction) created by Viatel to crystallise over the Viatel Transferred Assets or any of them or any charge created by it to become enforceable over the Viatel Transferred Assets or any of them nor has any such crystallisation occurred nor is such enforcement in process.

1.8   COMPLIANCE

1.8.1 To Viatel's best knowledge and belief, all legislation and all orders, provisions, directions and conditions in relation to the Viatel Transferred Assets have been duly complied with in all respects.

1.8.2 All necessary licences, consents, permits, agreements, arrangements and authorities (public and private) have been obtained to enable Viatel and relevant Viatel Group Companies to use, occupy, operate and maintain effectively the Viatel Transferred Assets and the Viatel Sites in the manner in which they are now used, occupied, operated and maintained and all such licences, consents, permits, agreements, arrangements and authorities are valid and subsisting and Viatel knows of no reason why any of them should be suspended, cancelled or revoked.

1.9   NETWORK

1.9.1 The ducts included in the Viatel Transferred Assets were, as at the date of their respective installation, of a type which is commonly used within the telecommunications fixed line infrastructure industry and which are suitable for the blowing or pulling of a Lucent G.655 fibre optic cable comprising at least 72 fibre optic strands.

1.9.2 The fibre strands included in the Viatel Transferred Assets conformed, as at the date of their respective installation, to the ITU recommended specifications and other technical specifications as are set out in
      Schedule XIII.

1.9.3 No other warranty is given by Viatel with respect to the condition and/or functionality of the Viatel Transferred Assets.

                                     PART II

                        LIMITATIONS ON VIATEL WARRANTIES

1.    FINANCIAL LIMITS

1.1 Viatel shall not be liable in respect of any Warranty Claim unless it has a liability in respect of that Warranty Claim in excess of (euro)50,000 (fifty thousand), excluding any liability for costs and interest.

1.2 Viatel shall not be liable in respect of any Warranty Claim unless it and each other Viatel Group Company have an aggregate liability in respect of all Warranty Claims in excess of (euro)150,000 (one hundred and fifty thousand), excluding any liability for costs and interest, and in such circumstances its aggregate liability shall be limited to the amount of the excess over (euro)100,000 (one hundred thousand).

1.3 For the purposes of this paragraph, a Warranty Claim which is based on more than one event or circumstance, each of which would separately give rise to a Warranty Claim, shall be treated as a separate Warranty Claim, as the case may be, in respect of each event or circumstance.

1.4 In any case or cases where a Warranty Claim is brought against any Viatel Group Company party to any of the Network Leases, Option and Transfer Agreements and/or IRU the aggregate liability of such company for all such Warranty Claims shall not exceed the following amount in each case (being the consideration payable to such company and specified in Schedule X):

VTL (UK) Limited                         UK                (euro)   435,312

Viatel Operations SA                     France            (euro)   472,603

Viatel Global Communications BV          Holland           (euro)   311,438

Viatel Belgium NV                        Belgium           (euro)    83,578

VTL Telecom Gmbh                         Germany           (euro)   512,645

Viatel German Asset Gmbh                 Germany           (euro)   615,980

VTL Inc                                  US                (euro)    68,443

Viatel Circe Assets Limited              UK                (euro) 1,217,000

Viatel Holding (Bermuda) Ltd             Bermuda           (euro)14,783,001

1.5 The aggregate liability of Viatel for all Warranty Claims arising in relation to or affecting either Viatel Transferred Assets or the Viatel Group Company disposing of Viatel Transferred Assets in each country shall not exceed the following amount in each case (including the amounts referred to in paragraph 1.4 above):

Belgium             (euro)   784,428
France              (euro) 3,052,018
Germany             (euro) 8,365,920
The Netherlands     (euro) 1,245,902
UK                  (euro) 3,097,974

1.6   The aggregate liability of Viatel for all Warranty Claims shall not exceed
      (euro)20,000,000 (twenty million).

2.    NOTICES

      If Global Voice or any GV Group Company becomes aware of any matter which gives or might give rise to a Warranty Claim, taking no account of paragraph 1 for these purposes, Global Voice shall give written notice to Viatel as soon as reasonably practicable, and in any event on or before the date falling fifteen (15) Business Days after the date on which it becomes aware of that matter, specifying the matter in reasonable detail, the Viatel Warranties which have or which are likely to have been breached and its best estimate of the amount of the Warranty Claim or likely Warranty Claim.

3.    TIME LIMITS

3.1 Viatel shall not be liable in respect of any Warranty Claim unless notice of that Warranty Claim, given in accordance with paragraph 2, is received by it on or before the date eighteen (18) months after the date of Completion or, in the case of the French Option, the German Option and the NBUK Option, on or before the date eighteen (18) months after the Option Trigger Date.

3.2 Viatel shall not be liable in respect of any Warranty Claim if, on or before the date falling sixty (60) Business Days after the date on which notice of that Warranty Claim is received by Viatel, Viatel has remedied the relevant breach in all material respects or prevented Global Voice from suffering any material loss in respect of the subject matter of that Warranty Claim or caused any loss so suffered by Viatel to be made good in all material respects. Global Voice shall comply with all reasonable requests made by Viatel during that period for the purposes of so remedying any such breach or preventing any such loss.

3.3 Viatel shall not be liable in respect of any Warranty Claim (if not previously satisfied, settled or withdrawn) unless legal proceedings have been validly issued and served on Viatel on or before the date falling one hundred and twenty (120) Business Days after the date on which notice of that Warranty Claim was served under paragraph 2.

4.    EXCLUSION OF LIABILITY: GENERAL

4.1 Viatel shall not be liable in respect of any Warranty Claim to the extent that the matter giving rise to the Warranty Claim is disclosed in the Viatel Disclosure Letter or in any of the documents attached to the Disclosure Letter or was on display in the Data Room as listed in the index of Data Room documents attached to the Viatel Disclosure Letter.

4.2 Viatel shall not be liable in respect of a Warranty Claim to the extent that the matter giving rise to the Warranty Claim results from:

      4.2.1 any act or omission before Completion carried out by or omitted at the request of or with the approval or acquiescence of Global Voice or any other member of the GV Group; or

      4.2.2 any act or omission on or after Completion carried out or omitted by or on behalf of Global Voice or any other member of the GV Group; or

      4.2.3 any breach by any GV Group Company of any of its obligations under any of the Transaction Documents; or

      4.2.4 any act, event, occurrence or omission after the date of this Agreement compelled by law, or the enactment, amendment or change in interpretation after that date, of any statute, regulation or practice of any governmental, regulatory or other body.

                                    PART III

                                  GV WARRANTIES

1.    INFORMATION SUPPLIED

      All factual information with regard to the GV Group contained in this Agreement and all other written information relating to the GV Group and the GV Transferred Assets given by Global Voice or Global Voice's Solicitors and other lawyers to Viatel or Viatel's Solicitors and their other lawyers is true and accurate in every material respect and there is no fact or matter relating to the GV Group or the GV Transferred Assets which has not been disclosed or made available to Viatel or its Solicitors and other lawyers which renders any such matters or information materially untrue or misleading.

1.1   CAPACITY OF GLOBAL VOICE

      Global Voice and each GV Group Company have full power and authority and have taken all necessary corporate action, held all necessary meetings and obtained all necessary approvals, including shareholder approval, to enable each of them effectively to enter into and perform this Agreement and the other Transaction Documents and this Agreement, when executed, will constitute valid, binding and enforceable obligations on Global Voice and/or the relevant GV Group Company in accordance with their respective terms. Neither Global Voice nor any GV Group Company requires the consent, approval or authority of any other person to enter into or perform their obligations under this Agreement and their entry into and performance of this Agreement will not constitute a material breach or material default under any contractual, governmental or public obligation binding upon them, and none of them is engaged in any litigation or arbitration proceedings which might have an effect upon its capacity or ability to perform its obligations under this Agreement and no such legal or arbitration proceedings have been threatened against any of them.

1.2   TITLE TO THE ASSETS

      Subject as provided in this Agreement, Global Voice and/or other relevant GV Group Company have good and marketable title to all of the GV Transferred Assets. The GV Transferred Assets are and on their transfer to Viatel will be free from any charge, lien or other encumbrance, or any obligation to pay any outstanding sums in respect of them. No person other than a GV Group Company has or claims any rights in relation to the GV Transferred Assets or any of them or the proceeds of any sale of the GV Transferred Assets or any of them and the GV Transferred Assets are not subject to or potentially subject to any floating charge or guarantee given by a GV Group Company or by any person or company connected with a GV Group Company.

1.3   HEALTH & SAFETY

      1.3.1 To Global Voice's best knowledge and belief, no works, repairs, construction, remedial action or expenditure is or may be required in relation to all applicable legislation concerning health and safety matters and all and any regulations or orders made or issued under any such legislation and any relevant codes or practice, guidance notes and the like with respect to such matters issued by government agencies ("HEALTH AND SAFETY LEGISLATION") in order to use, operate or maintain the GV Transferred Assets.

      1.3.2 At no time has Global Voice had knowledge of and/or received any notice, claim or other communication alleging any contravention of or actual or potential liability under Health and Safety Legislation with respect to the GV Transferred Assets.

1.4   LITIGATION

      No GV Group Company nor any person for whose acts or omissions it may be vicariously liable is engaged in or subject to any civil, criminal or arbitration proceedings in relation to the GV Transferred Assets or any of them, and there are no such proceedings pending or threatened by or against Global Voice or any such person. There are no judgments outstanding against Global Voice or any GV Group Company which affect or might affect any of the GV Transferred Assets.

1.5   SOLVENCY OF GLOBAL VOICE

      1.5.1 No order has been made or petition presented, meeting convened or resolution passed for the winding up of Global Voice nor has any receiver been appointed or any distress, execution or other process been levied in respect of the GV Transferred Assets or any of them.

      1.5.2 No composition in satisfaction of the debts of Global Voice or scheme of arrangement of its affairs or compromise or arrangement between it and either or both of its creditors or members or any class of either or both of its creditors or members has been proposed, sanctioned or approved.

      1.5.3 No distress, distraint, charging order, garnishee order, execution or other process has been levied or applied for in respect of the whole or any part of the GV Transferred Assets.

      1.5.4 No event has occurred causing, or which upon intervention or notice by any third party may cause, any floating charge (or equivalent in any jurisdiction) created by Global Voice to crystallise over the GV Transferred Assets or any of them or any charge created by it to become enforceable over the GV Transferred Assets or any of them nor has any such crystallisation occurred nor is such enforcement in process.

1.6   COMPLIANCE

      1.6.1 To Global Voice's best knowledge and belief, all legislation and all orders, provisions, directions and conditions in relation to the GV Transferred Assets have been duly complied with in all respects.

      1.6.2 All necessary licences, consents, permits, agreements, arrangements and authorities (public and private) have been obtained to enable Global Voice and relevant GV Group Companies to use, operate and maintain effectively the GV Transferred Assets in the manner in which they are now used, operated and maintained and all such licences, consents, permits, agreements, arrangements and authorities are valid and subsisting and Global Voice knows of no reason why any of them should be suspended, cancelled or revoked.

1.7   NETWORK

      1.7.1 Global Voice hereby warrants and undertakes to Viatel that the fibre strands that are included in any of the GV Transferred Assets conformed, and/or, as appropriate, shall conform as at the date of their respective installation, to the ITU recommended technical specifications for dark fibre as are set out in Schedule VIII.

      1.7.2 No other warranty or undertaking is given by Global Voice with respect to the condition and/or functionality of the GV Transferred Assets.

                                     PART IV

                          LIMITATIONS ON GV WARRANTIES

1.    FINANCIAL LIMITS

1.1 Global Voice shall not be liable in respect of any Warranty Claim unless it has a liability in respect of that Warranty Claim in excess of
      (euro)50,000 (fifty thousand), excluding any liability for costs and interest.

1.2 Global Voice shall not be liable in respect of any Warranty Claim unless it has an aggregate liability in respect of all Warranty Claims in excess of (euro)150,000 (one hundred and fifty thousand), excluding any liability for costs and interest, and in such circumstances its aggregate liability shall be limited to the amount of the excess over (euro)100,000 (one hundred thousand).

1.3 For the purposes of this paragraph, a Warranty Claim which is based on more than one event or circumstance, each of which would separately give rise to a Warranty Claim, shall be treated as a separate Warranty Claim, as the case may be, in respect of each event or circumstance.

1.4 In any case or cases where a Warranty Claim is brought against any GV Group Company party to any Network Lease, Option and Transfer Agreement, and/or IRU and GV Fibre Transfer Agreement, the aggregate liability of such company for all such Warranty Claims shall not exceed the following amount in each case:

           Global Voice Networks Limited            UK:      (euro)  223,898

           Global Voice Networks BV                 Holland: (euro)6,353,438

           Global Voice Networks AG                 Germany: (euro)6,922,663

1.5 The aggregate liability of Global Voice for all Warranty Claims shall not exceed (euro)20,000,000 (twenty million).

2.    NOTICES

      If Viatel or any Viatel Group Company becomes aware of any matter which gives or might give rise to a Warranty Claim, taking no account of paragraph 1 for these purposes, Viatel shall give written notice to Global Voice as soon as reasonably practicable, and in any event on or before the date falling fifteen (15) Business Days after the date on which it becomes aware of that matter, specifying the matter in reasonable detail, the GV Warranties which have or which are likely to have been breached and its best estimate of the amount of the Warranty Claim or likely Warranty Claim.

3.    TIME LIMITS

3.1 Global Voice shall not be liable in respect of any Warranty Claim unless notice of that Warranty Claim, given in accordance with paragraph 2, is received by it on or before the date 18 months after the date of Completion or, in the case of the French Option, the German Option and the NBUK Option, on or before the date 18 months after the Option Trigger Date.

3.2 Global Voice shall not be liable in respect of any Warranty Claim if, on or before the date falling sixty (60) Business Days after the date on which notice of that Warranty Claim is received by Global Voice, Global Voice has remedied the relevant breach in all material respects or prevented the relevant Viatel Group Company from suffering any material loss in respect of the subject matter of that Warranty Claim or caused any loss so suffered by the relevant Viatel Group Company to be made good in all material respects. Global Voice shall comply with all reasonable requests made by Viatel during that period for the purposes of so remedying any such breach or preventing any such loss.

3.3 Global Voice shall not be liable in respect of any Warranty Claim (if not previously satisfied, settled or withdrawn) unless legal proceedings have been validly issued and served on Global Voice on or before the date falling one hundred and twenty (120) Business Days after the date on which notice of that Warranty Claim was served under paragraph 2.

4.    EXCLUSION OF LIABILITY: GENERAL

      4.1 Global Voice shall not be liable in respect of any Warranty Claim to the extent that the matter giving rise to the Warranty Claim is disclosed in the GV Disclosure Letter or in any of the documents attached to the Disclosure Letter or was on display in the Data Room as listed in the index of Data Room documents attached to the GV Disclosure Letter.

4.2 Global Voice shall not be liable in respect of a Warranty Claim to the extent that the matter giving rise to the Warranty Claim results from:

      4.2.1 any act or omission before Completion carried out or omitted at the request of or with the approval or acquiescence of Viatel or any other member of the Viatel Group; or

      4.2.2 any act or omission on or after Completion carried out or omitted by or on behalf of Viatel or any other member of the Viatel Group; or

      4.2.3 any breach by a Viatel Group Company of any of its obligations under any of the Transaction Documents; or

      4.2.4 any act, event, occurrence or omission after the date of this Agreement compelled by law, or from the enactment, amendment or change in the interpretation after that date, of any statute, regulation or practice of any governmental, regulatory or other body.

                                  SCHEDULE VII

                                  VIATEL SITES

BELGIUM

           Viatel                    Basis upon
            Site                     which the         Viatel
 Hand      Floor                     allocation        Network
Marked      Plan                     Viatel to        Schematic         ODF          Viatel                                 AC
Drawing   Drawing                   Global Space       Drawing        Access         Access                         DC      UPS
  Ref      Number      Name            Share           Number          point       Controlled     Generator       Power    Power
-------- ----------  ---------     --------------    -----------     ---------     ----------     ---------       -----    -----
   1       VIATEL     ANTOING       50/50 share        VIATEL-          Yes            Yes           Yes           Yes      No
          -089792                    available         092785
                                    space / M&E
                                      capacity

   2       VIATEL     ANTWERP       50/50 share        VIATEL-          Yes            Yes           Yes           Yes      No
          -089793     BELIEWE        available         092785
                      G             space / M&E
                      (ALASKA)        capacity

   3       VIATEL     ANTWERP       50/50 share        VIATEL-          No             Yes           No             No      No
          -102282     VOSVELD        available         092785
                      20            space / M&E
                                      capacity

   4       VIATEL     ANTWERP       50/50 share        VIATEL-          Yes            Yes           Yes           Yes      No
          -089794     WOMMEL         available         092785
                      GEN           space / M&E
                                      capacity

   5       VIATEL     BRUSSEL       50/50 share        VIATEL-          Yes            Yes           Yes           Yes      Yes
          -090541     S TOLL-        available         092785
                      LAAN          space / M&E
                                      capacity

   6       VIATEL     ESSEN         50/50 share        VIATEL-          Yes            Yes           Yes           Yes      No
          -091549     (BELGIU        available         092785
                      M)            space / M&E
                                      capacity

   7       VIATEL     ESTAMPU       50/50 share        VIATEL-          Yes            Yes           Yes           Yes      No
          -091550     IS             available         092785
                                    space / M&E
                                      capacity

   8       VIATEL     GENT          50/50 share        VIATEL-          Yes            Yes           Yes           Yes      No
          -092195     (MERELB        available         092785
                      EKE)          space / M&E
                                      capacity

FRANCE

           Viatel                    Basis upon
            Site                     which the         Viatel
 Hand      Floor                     allocation        Network
Marked      Plan                     Viatel to        Schematic        ODF         Viatel                                 AC
Drawing   Drawing                   Global Space       Drawing        Access       Access                         DC      UPS
  Ref      Number      Name            Share           Number          point     Controlled     Generator       Power    Power
-------- ----------  ---------     --------------    -----------     ---------   ----------     ---------       -----    -----
   10      VIATEL     AMIENS          50/50 share      VIATEL-          Yes          Yes          Yes            Yes       No
          -089787     (PARC            available       092782
                      D'ACTIVIT       space / M&E
                      IES)              capacity

   11      VIATEL     AZY-SUR-        50/50 share      VIATEL-          Yes          Yes          Yes            Yes       No
          -089841     MARNE            available       092782
                      (NOGENT         space / M&E
                      L'ARTAN           capacity
                      D)

   12      VIATEL     BIACHES         50/50 share      VIATEL-          Yes          Yes          Yes            Yes       No
          -089846     (PERONN          available       092782
            & 7       E) #1&2         space / M&E
                      (2x adjacent      capacity
                      container)

   13      VIATEL     CAYEUX-         50/50 share      VIATEL-          Yes          Yes          Yes            Yes       Yes
          -090542     SUR-MER      available space /   092782
                                          M&E
                                        capacity

   14      VIATEL     CONDE-          50/50 share      VIATEL-          Yes          Yes          Yes            Yes       No
          -090546     SUR-             available       092782
                      MARNE           space / M&E
                                        capacity

   15      VIATEL     COURRIE         50/50 share      VIATEL-          Yes          Yes          Yes            Yes       No
          -090549     RES              available       092782
                                      space / M&E
                                        capacity

   16      VIATEL     L'ISLE          50/50 share      VIATEL-          Yes          Yes          Yes            Yes       No
          -092202     ADAM             available       092782
                      (MOURS)         space / M&E
                      (A16)             capacity

   17      VIATEL     MEAUX           50/50 share      VIATEL-          Yes          Yes          Yes            Yes       No
          -092211                      available       092782
                                      space / M&E
                                        capacity

   18      VIATEL     NANCY           50/50 share      VIATEL-          Yes          Yes          Yes            Yes       No
          -092216     RUE              available       092782
                      JAURES          space / M&E
                                        capacity

   19      VIATEL     PARIS 35        50/50 share      VIATEL-        Via 3rd        Yes          Yes            Yes       Yes
          -102124     RUE DES          available       092782          floor
                      JEUNEUR         space / M&E
                      S - 2ND           capacity
                      FLR
                      (BASTILLE)

           Viatel                    Basis upon
            Site                     which the         Viatel
 Hand      Floor                     allocation        Network
Marked      Plan                     Viatel to        Schematic        ODF         Viatel                                  AC
Drawing   Drawing                   Global Space       Drawing        Access       Access                         DC       UPS
  Ref      Number      Name            Share           Number          point     Controlled     Generator       Power     Power
-------- ----------  ---------     --------------    -----------     ---------   ----------     ---------       -----     -----
   20      VIATEL     PARIS 35        50/50 share      VIATEL-          Yes          Yes          Yes            Yes       Yes
          -092719     RUE DES          available       092782
                      JEUNEUR         space / M&E
                      S - 3RD           capacity
                      FLR
                      (BASTILL
                      E)

   21      VIATEL     PARIS 38        ODF Access +     VIATEL-          Yes          NO           Yes             No       Yes
          -092720     RUE DES         1 rack space     092782
                      JEUNEUR             only
                      S - 4TH
                      FLR

   22      VIATEL     PARIS LA        50/50 share      VIATEL-          Yes          Yes          Yes            Yes       Yes
          -092721     DEFENSE          available       092782
                      (COURBE         space / M&E
                       VOIE)             capacity

   23       VIATEL     REVIGNY-        50/50 share      VIATEL-          Yes          Yes          Yes            Yes       No
           -092745     SUR-             available       092782
                       ORNAIN          space / M&E
                       (CONTRIS          capacity
                       SON)

   24       VIATEL     STRASBO         50/50 share      VIATEL-          Yes          Yes          Yes            Yes       No
           -092767     URG              available       092782
                                       space / M&E
                                         capacity

   25       VIATEL     THOUROT         50/50 share      VIATEL-          Yes          Yes          Yes            Yes       No
           -092770     TE               available       092782
                                       space / M&E
                                         capacity

   26       VIATEL     TROUSSEY         50/50 share      VIATEL-          Yes          Yes          Yes            Yes      No
           -092775                     available         092782
                       (VILLOROY       space / M&E
                       SUR              capacity
                       MEHOLLE)

   27       VIATEL     XOUAXA          50/50 share      VIATEL-          Yes          Yes          Yes            Yes       No
           -092784     NGE              available       092782
                       (HESSE)         space / M&E
                                         capacity

GERMANY

           Viatel                    Basis upon
            Site                     which the         Viatel
 Hand      Floor                     allocation        Network
Marked      Plan                     Viatel to        Schematic       ODF         Viatel                                  AC
Drawing   Drawing                   Global Space       Drawing       Access       Access                        DC        UPS
  Ref      Number      Name            Share           Number         point     Controlled     Generator       Power     Power
-------- ----------  ---------     --------------    -----------    ---------   ----------     ---------       -----     -----
  28       VIATEL     BERG           50/50 share        VIATEL-       Yes          Yes             No           Yes        No
          -089844     VERBUN          available         092786
                      GEMEINDE       space / M&E
                      HAGENBA          capacity
                      CH

  29       VIATEL     DERNBACH       50/50 share        VIATEL-       Yes          Yes             No           Yes        No
          -090800                    available          092786
                                     space / M&E
                                       capacity

  30       VIATEL     DUSSELD        50/50 share        VIATEL-       Yes          Yes             Yes          Yes        No
          -091547     ORF             available         092786
                      HALLE          space / M&E
                      CONNECT          capacity
                      APARK 35
                      STEELE
                      (POP)

  31       VIATEL     ELTEN          50/50 share        VIATEL-       Yes          Yes             No           Yes        No
          -091548                     available         092786
                                     space / M&E
                                       capacity

  33       VIATEL     FRANKFU        50/50 share        VIATEL-       Yes          NO              Yes          Yes        Yes
          -092192     RT 90           available         092786
                      KLEYERS        space / M&E
                      TRASSE           capacity

  34       VIATEL     KAPPELL        50/50 share        VIATEL-       Yes          Yes             No           Yes        No
          -092197     A               available         092786
                      (KAPPELL       space / M&E
                      EN)              capacity

  35       VIATEL     LINZ           50/50 share        VIATEL-       Yes          Yes             No           Yes        No
          -092201                     available         092786
                                     space / M&E
                                       capacity

  36       VIATEL     MANNHEIM       50/50 share        VIATEL-       Yes          Yes             No           Yes        No
          -092208                     available         092786
                                     space / M&E
                                       capacity

  37       VIATEL     NAUROD         50/50 share        VIATEL-       Yes          Yes             No           Yes        No
          -092217                     available         092786
                                     space / M&E
                                       capacity

  38       VIATEL     PORZ           50/50 share        VIATEL-       Yes          Yes             No           Yes        No
          -092732                     available         092786
                                     space / M&E
                                       capacity

NETHERLANDS

           Viatel                    Basis upon
            Site                     which the         Viatel
 Hand      Floor                     allocation        Network
Marked      Plan                     Viatel to        Schematic       ODF         Viatel                                  AC
Drawing   Drawing                   Global Space       Drawing       Access       Access                        DC        UPS
  Ref      Number      Name            Share           Number         point     Controlled     Generator       Power     Power
-------- ----------  ---------     --------------    -----------    ---------   ----------     ---------       -----     -----
  39       VIATEL     AMSTERD        approx 95%        VIATEL-         No          Yes            Yes           No        Yes
          -089788     AM            space & M&E        092785
                      HALFWEG       capacity to
                                         GV

  40       VIATEL     AMSTERD       50/50 share        VIATEL-         Yes         Yes            Yes           Yes       Yes
          -089789     AM             available         092785
                      SCHIPLUI      space / M&E
                      DENLAAN         capacity
                      (DELFLAN
                      DLAAN)

  41       VIATEL     DOORN         50/50 share        VIATEL-         Yes         Yes            Yes           Yes       No
          -090801                    available         092785
                                    space / M&E
                                      capacity

  42       VIATEL     LEERSUM       50/50 share        VIATEL-         Yes         Yes            Yes           Yes       No
          -092200                    available         092785
                                    space / M&E
                                      capacity

  43       VIATEL     ROTTERD       50/50 share        VIATEL-         Yes         Yes            Yes           Yes       No
          -092747     AM             available         092785
                      ALBERT        space / M&E
                      PLESMAN         capacity
                      WEG
                      (SOERWE
                      G 5B)

  44       VIATEL     ZANDVO        50/50 share        VIATEL-         Yes         Yes            Yes           Yes       No
          -092793     ORT            available         092785
                                    space / M&E
                                      capacity

  59       VIATEL     AMSTERD       50/50 share        VIATEL-         Yes         Yes           Landlord       Yes       No
          -089790     AM             available         092785
                      WORLD         space / M&E
                      TRADE CENTER    capacity

UK

           Viatel                    Basis upon
            Site                     which the         Viatel
 Hand      Floor                     allocation        Network
Marked      Plan                     Viatel to        Schematic       ODF         Viatel                                  AC
Drawing   Drawing                   Global Space       Drawing       Access       Access                        DC        UPS
  Ref      Number      Name            Share           Number         point     Controlled     Generator       Power     Power
-------- ----------  ---------     --------------    -----------    ---------   ----------     ---------       -----     -----
  45       VIATEL     EGHAM          4 Rack space      VIATEL-         Yes          Yes           Yes           Yes       Yes
          -092780     INBUCON         600x600mm        092785
                      HOUSE            powered
                                      footprint

  53       VIATEL     LONDON         6 Rack space      VIATEL-         Yes          NO            Yes           Yes       Yes
          -092205     TELEHOU         600x600mm        092783
                      SE NORTH         powered
                                      footprint

  54       VIATEL     LOWEST         50/50 share       VIATEL-         Yes          Yes           Yes           Yes       No
          -092206     OFT             available        092783
                                     space / M&E
                                       capacity

  55       VIATEL     PAKENHAM       50/50 share       VIATEL-         Yes          Yes           Yes           Yes       No
          -092718                     available        092783
                                     space / M&E
                                       capacity

  56       VIATEL     PEASE          50/50 share       VIATEL-         Yes          Yes           Yes           Yes       No
          -092724     POTTAGE         available        092783
                                     space / M&E
                                       capacity

  57       VIATEL     POLEGATE       50/50 share       VIATEL-         Yes          Yes           Yes           Yes       No
          -092729                     available        092783
                                     space / M&E
                                       capacity

  58       VIATEL     SNOW           50/50 share       VIATEL-         Yes          Yes           Yes           Yes       No
          -092758     HILL            available        092783
                                     space / M&E
                                      capacity


                                  SCHEDULE VIII

                              GV TRANSFERRED ASSETS

                                     PART I

                       TECHNICAL SPECIFICATIONS FOR CABLES

        NON-ZERO DISPERSION FIBER AND SINGLE MODE FIBER ITU-T G.652D (AW)

SPECIFICATION OF G.652 FIBRES (ALLWAVE)

CHARACTERISTIC                                                           SPECIFICATION
--------------                                                           -------------

1.         Attenuation coefficient ? (maximum)      dB/km                SEE NOTE 1 BELOW= 0.35 dB/Km at
           in the 1300 nm range (+30nm, -15nm)                           1310nm(Maximum Average)

2.         Attenuation coefficient ? (maximum)      dB/km                Not specified for this wavelength range
           in the 1550-1600 nm range

3.         Attenuation coefficient ? (maximum)      dB/km                SEE NOTE 1 BELOW
           at 1550 nm                                                    =  0.23 dB/Km
                                                                         (Maximum Average)

4.         Attenuation coefficient ? (maximum)      dB/km                Not specified for this wavelength range.
           in the 1525 to 1620 nm range

5.         Chromatic Dispersion Parameter ps/nm km                       = 3.5 ps/nm.km
           (maximum) in the 1300mm range (+30mm, - 15mm)
           in the 1300 nm range (+30nm, -15nm)

6.         Chromatic Dispersion Parameters                               = 19.5 ps/nm.Km
           1530 - 1565 nm (maximum) ps/nm km                             Over the wavelength range 1525 - 1575 nm.
           1565 - 1620 nm (maximum) ps/nm km

7.         Dispersion Slope (maximum) ps/nm(2) km                        = 0.093 ps/nm(2).km
                                                                         (Zero dispersion 1312 +/- 12nm)

8.         Polarization mode dispersion (PMD)                            Better than 0,5 ps/?km
           (cabled fibre) (maximum) at 1550 mm ps/?km

9.         Cut-off-wave-length ?cc (maximum) nm                          = 1270nm

BEHAVIOUR UNDER TENSILE STRESS, BENDING STRESS AND TEMPERATURE FLUCTUATION

CHARACTERISTIC:                                             SPECIFICATION:
---------------                                             --------------
Attenuation change?                                         Proof test strain
and fibre stretch under tensile stress at specified force   (During fibre manufacture > or = 1.0% )
under tensile stress at specified force

Attenuation change?                                         SEE NOTE 2 BELOW
under bending stress                                        Level of ?? at commencement and completion of test
1-60 degrees C to + 85 degrees C                             shall be unchanged.

Attenuation change?                                         SEE NOTE 2 BELOW
1-60 degrees C to+85 degrees C                              +/- 0.09dB between -10 degrees C and + 30 degrees C
                                                            (2kM cable length)
Measuring wavelength:  1550 nm.

DIMENSIONS OF THE OPTICAL FIBRES USED FOR CABLES.

DIMENSIONS:                                                              SPECIFICATION:
-----------                                                              --------------
Sheath Diameter
Individual value                                              mu m       125
Permissible deviation                                         mu m       +/- 2 mu m

Roundness of sheath,                                                     = 2 %
maximum deviation

Concentricity between field and sheath,
maximum deviation                                                        = 0.8 mu m
Individual value, maximum                                     mu m       = 0.4 mu m  (> 5000 Fibre Km)
Average value, maximum                                        mu m

Diameter of optical fibre,
external coating,
including color layer
Rated value                                                   mu m       250 +/- 15 mu m

This is the average value of all optical fibers in the cable.

NOTE 1: Parameters are for cabled fibre and constitute the performance, which the completed cable shall achieve.

NOTE 2:   Tests conducted on a completed cable.

NOTE 3: Tests methods following same standards as per G.655 fiber optic cable (IEC-793, TIA/EIA-455, ITU-T G.650, Bellcore GR-20)

                                     PART II

                                 NETWORK ROUTES

                                 THE NETHERLANDS

CABLE ID                                                                                                                   Cable
AMSTERDAM                                     Ribbon                                                    No. of splices  length in
 NETWORK               Composition          reservation:    Fibers:             Comments:                 necessary:       km:
 -------               -----------          ------------    -------             ---------                 ----------       ---
AMS-002             432 50/50 TW/AW %            31         361-370                                                         4.8
AMS-003             432 AW                        4           37-46                                                        4.47
AMS-004             432 50/50 TW/AW %            31         361-370                                                       25.19
AMS-005             432 AW                       12         133-142      Cable was cut, all available        2            14.12
                                                                         Ribbons on temp cable are
                                                                         stumped
AMS-006             432 50/50 TW/AW %            29         337-346                                                        4.75
AMS-007             432 50/50 TW/AW %            26         301-310                                                       20.96
AMS-008             432 50/50 TW/AW %            27         313-322                                                       17.37
AMS-004:D001        216 AW                        8           85-94      Not spliced on BB                   2             1.39
AMS-004:D002        216 AW                        2           13-22      Not spliced on BB                   2             3.54
                                                                                                           SUM:           96.59

CABLE ID
RETTERDAM                                     Ribbon                                                   No. of splices     Cable
 NETWORK               Composition          reservation:   Fibers:              Comments:                necessary:      length:
 -------               -----------          ------------   -------              ---------              --------------    -------

RTD-001             432 50/50 TW/AW %            23         265-274                                                       12.85

RTD-002             432 50/50 TW/AW %            23         265-274      Cable is not spliced through        7

RTD-002             216 AW                        5           49-58      Cable is not spliced through        5            17.95

RTD-003             216 AW                        4           37-46      Cable is not spliced through        2             2.41
                                                                                                           SUM:           33.21

CABLE ID
UTRECHET                                   Ribbon                                                    No. of splices    Cable
 NETWORK               Composition       reservation:    Fibers:           Comments:                   necessary:     length:
 -------               -----------       ------------    -------           ---------                 --------------  --------
UTR-001             216 AW                     1           1-10      Cable is not brought into POP         2             7.98
UTR-002             432 AW                     4          37-46                                                          7.93
UTR-003             216 AW                     4          37-46                                                         34.77
UTR-004             432 TW/AW 50/50 %         19        217-226                                                          7.93
UTR-002:D001        216 AW                     3          25-34      Cable is not spliced through          3             2.60
UTR-003:D001        432 AW                     3          25-34      Cable is not spliced through          2             2.58
                                                                                                           SUM:        63.786

DUSSELDORF

BACKBONECABLE-
   NUMBER              LENGTH       RIBBON          FIBER-NUMBER
   ------              ------       ------          ------------
DUS-2                   22995 m       18               205-214
DUS-3                    3810 m       18               205-214
DUS-5                    1674 m       18               205-214
DUS-7abc                 4544 m       18               205-214
DUS-8a                   1950 m       18               205-214
DUS-8b                    960 m       18               205-214
DUS-9                   10332 m       18               205-214
DUS-10                  11673 m       18               205-214
DUS-12                    2114m       18               205-214

FRANKFURT

BACKBONECABLE-
    NUMBER                    LENGTH       RIBBON         FIBER-NUMBER
    ------                    ------       ------         ------------
FRA-2                          1547 m       35              409-418
FRA-4                          3361 m       34            397 - 406
FRA-5                         13205 m       34            397 - 406
FRA-6                         12685 m       18              205-214
FRA-7                          2406 m      8/9               95-104
FRA-7.1                        1566 m       33            385 - 394
FRA-7.2                        3779 m       15              169-178
FRA-9                          2857 m       15             171 -180
FRA-10                        22394 m       15             171 -180
FRA-11                         1380 m       18              205-214
FRA-12                         2138 m       17              193-202
FRA-13                         2035 m       17              193-202
FRA-14                         1254 m       11             121 -130
FRA-17                         1790 m       13              145-154
FRA-19                          445 m       11             121 -130
FRA-30                        26543 m       18              205-214

HAMBURG

BACKBONECABLE-
    NUMBER           LENGTH      RIBBON          FIBER-NUMBER
    ------           ------      ------          ------------
HAM-1.1               8529 m       18               205-214
HAM-2                 8966 m       18               205-214
HAM-3                 3698 m       18               205-214
HAM-4.1               1864 m       18               205-214
HAM-5                 2154 m       18               205-214
HAM-6                 4930 m       18               205-214
HAM-7                20303 m       18               205-214
HAM-8                 1049 m       18               205-214

For all routes the allocated fibres will be provided on one continuous length along the route of each specified cable.

                                   SCHEDULE IX

                         INFLATION INDEXATION MECHANISMS

                                     PART I

                CLAUSE 4.12: MAINTENANCE COSTS PAYABLE BY VIATEL

1. With respect to Clause 4.12, the maximum amount chargeable with respect to Global Voice's maintenance costs in respect of each calendar year shall be increased by the percentage increase for inflation calculated in accordance with paragraph 2.

2. The percentage increase shall be calculated by comparing the CSPI or the equivalent index in the relevant jurisdiction last published in the three
      (3) month period preceding the expiry of the twelve (12) month period preceding commencement of the Adjustment Period with the CSPI published in the corresponding month in the Adjustment Period and expressing the difference as a percentage of the first published CSPI. Any percentage increase shall be calculated to two (2) decimal places and may be rounded up if the calculation results in a value of 0.05 or more or rounded down if below this value. If this calculation results in a negative value, the percentage adjustment shall be treated as zero for the purposes of this indexation mechanism.

                                     PART II

            INFLATION INDEXATION ELSEWHERE IN A TRANSACTION DOCUMENT

1. This paragraph applies when a specific inflation indexation mechanism for maintenance costs or charges is stipulated elsewhere in a Transaction Document. Where this is the case, the inflation indexation mechanism in that Transaction Document shall apply instead of the mechanism specified in this Schedule IX as if that mechanism were incorporated into this Schedule together with such interpretative provisions set out in the Transaction Document in question as may be necessary to interpret that mechanism.

                                   SCHEDULE X

                               PAYMENTS TO VIATEL

                             (ALL FIGURES IN EUROS)

VTL (UK) LIMITED                   UK             435,312

VIATEL OPERATIONS SA               FRANCE         472,603

VIATEL GLOBAL COMMUNICATIONS BV    HOLLAND        311,438

VIATEL BELGIUM NV                  BELGIUM         83,578

VTL TELECOM GMBH                   GERMANY        512,645

VIATEL GERMAN ASSET GMBH           GERMANY        615,980

VTL INC                            US              68,443

VTL-TP (BERMUDA) LIMITED           BERMUDA     13,333,000

VIATEL CIRCE ASSETS LIMITED        UK           1,217,000

VIATEL HOLDING (BERMUDA) LTD       BERMUDA      1,450,001

TOTAL                                          18,500,000

                                   SCHEDULE XI

                            INTENTIONALLY LEFT BLANK

                                  SCHEDULE XII

                      CURRENT GLOBAL VOICE ON-NET BUILDINGS

1.    Building (Site and Location):

 MONTHLY
RECURRING
  CHARGE          COMPANY
PER PATCH           NAME             BUILDING            ADDRESS               POST CODE          TYPE               CITY
---------   ----------------------   --------   ---------------------------    ---------   ------------------      ----------
    No      InterXion                           Cessnalaan 1-33                 1119 NJ    Neutral Colocation      Amsterdam

    No      Redbus                              GYROSCOOPWEG 2E-2F              1042ab     Neutral Colocation      Amsterdam

    No      InterXion                           GYROSCOOPWEG 60                 1042 AC    Neutral Colocation      Amsterdam

    No      NIKHEF                              KRUISLAAN 409                   1098 SJ    Neutral Colocation      Amsterdam

   Yes      TeleCity                            KRUISLAAN 411                   1098 SJ    Neutral Colocation      Amsterdam

   Yes      TELECITY                            KUIPERBERGERWEG 13              1101 AE    Neutral Colocation      Amsterdam

    No      Viatel                              Konigshof, Delflandlaan 4       1062 EB                            Amsterdam

    No      Interxion                  29       IN DER STEELE                   40599      Neutral Colocation      Dusseldorf

    No      Viatel                     35       IN DER STEELE                   40599      POP                     Dusseldorf

   Yes      IX EUROPE                  27       Albertstrasse                   40233      Neutral Colocation      Dusseldorf

    No      Myloc                      44       AM GATHERHOF                    40472      Neutral Colocation      Dusseldorf

   Yes      GLOBAL SWITCH              110      Eschborner Landstrasse          60489      Neutral Colocation      Frankfurt


 MONTHLY
RECURRING
  CHARGE          COMPANY
PER PATCH           NAME             BUILDING            ADDRESS               POST CODE          TYPE               CITY
---------   ----------------------   --------   ---------------------------    ---------   ------------------      ----------

   Yes      Telecity                   310      GUTLEUTSTRASSE                  60327      Neutral Colocation      Frankfurt

    No      Interxion                  302      Hanauer Landstrasse             60314      Neutral Colocation      Frankfurt

    No      Interxion                  304      Hanauer Landstrasse             60315      Neutral Colocation      Frankfurt

   Yes      Telehaus Kleyerstrasse     90       KLEYERSTRASSE                   60326      Neutral Colocation      Frankfurt

    No      REDBUS                     28       LYONERSTRASSE                   60528      Neutral Colocation      Frankfurt

    No      Telia                      55       REBSTOCKERSTRASSE 55            60326      Competitive Carrier     Frankfurt

   Yes      Level 3                    22       RUSSELSHEIMER STRASSE           60489      Competitive Carrier     Frankfurt

    No      Itenos                     25-31    REBSTOCKERSTRASSE 25            60326      Neutral Colocation      Frankfurt

    No      Interxion                  21-23    Weissmullerstrasse              60314      Neutral Colocation      Frankfurt

   Yes      IXEUROPE                   7-9      TAUBENSTRASSE                   60313      Neutral Colocation      Frankfurt

    No      NT TELCOTRUST                       WENDENSTRASSE 375-379           20537      Neutral Colocation      Hamburg

    No      VERSATEL NEDERLAND BV      62       Vlaardingweg 62                 3044 CK    Competitive Carrier     Rotterdam
                                                                                           POP

   TBD      Redbus                              6-7 HARBOUR EXCHANGE SQUARE     E14 9GE    Neutral Colocation      London


 MONTHLY
RECURRING
  CHARGE          COMPANY
PER PATCH           NAME             BUILDING            ADDRESS               POST CODE          TYPE               CITY
---------   ----------------------   --------   ---------------------------    ---------   ------------------      ----------
   TBD      Telecity                            8-9 HARBOUR EXCHANGE            E14 9GE    Neutral Colocation      London
                                                  SQUARE

2.             Cost of Access

A monthly recurring charge (MRC) will be applied to 8 sites (not including London), in line with GV based costs at each location. London charges will be applied if applicable when the network is made operational. 150 Euro MRC will be applied per patch. 5 patches required (10 fibre strands) per data centre. Resulting MRC that Viatel will be invoiced is 6000 Euro per Month (8 data centres x (euro) 150 x 5 patches).

                                  SCHEDULE XIII

                          ITU SPECIFICATIONS FOR FIBRES

The dark fibre strands comprised within the Viatel Network, as at the date of their respective installation, conformed to ITU-T recommended technical specifications for dark fibre as follows:

(a) G.652 - (i) 72 fibres within the 144 fibre strand composite cable, 24 fibres within the 48 fibre strand composite cable, 36 fibres within the 72 fibre strand composite cable and 72 fibres within a 216 fibre strand composite cable (the balance of fibres within each such composite cable being G.655) as such composite cables are installed within the UK Docklands Ring (the Docklands Ring comprising those elements of network as are detailed in Appendix A ; (ii) the entire 192 fibre strand cable between Pont Tolbiac and La Defense, Paris, France; and (iii) a stretch of approximately 150 metres at Lock Offenbach on the fibre within the leased duct of WSA in Frankfurt (which is a temporary fibre installation, it being the intention of Viatel to replace the same with a permanent fibre installation of cable meeting the G.655 specification once the local river authority have completed ongoing construction works (which are currently anticipated to complete in early 2007));

(b)   G.654 for submarine and beach joint transition cables; and

(c)   G.655 for the remainder of the terrestrial segments of the Network.

No warranty or guarantee is given as to the condition of and/or functionality of the fibres comprised within the Network other than as expressly set out in
Schedule VI.

                                  SCHEDULE XIV

                                DEED OF COVENANT

      VIATEL

DEED OF COVENANT

(1)   [TRANSFEROR - TO BE SPECIFIED]

(2)   [TRANSFEREE - TO BE SPECIFIED]

(3)   [VIATEL GROUP COMPANY - TO BE SPECIFIED]

DATED:

PARTIES:

(1) [RELEVANT GLOBAL VOICE GROUP COMPANY] [under number - ] whose [registered office/principal place of business] is at [ - ] ("TRANSFEROR"); and

(2)   [               ] (Company Registration Number [_____________________])
      whose registered office is at [           ] ("TRANSFEREE")

(3) [RELEVANT VIATEL GROUP COMPANY] [under number - ] whose [registered office/principal place of business] is at [ - ]("VIATEL").

RECITALS

(A) The Transferor has agreed to assign, transfer, lease, licence the use of or otherwise create rights or interests in certain assets and associated agreements to and in favour of the Transferee.

(B) The Transferee acknowledges that such assets are located in premises or facilities owned or leased by Viatel and Viatel may have telecommunications infrastructure and equipment located in such facilities or premises.

(C) The Transferor is required to ensure that the Transferee shall enter into a deed of covenant with the Transferor and Viatel and the Transferee has agreed to enter into this Deed accordingly.

OPERATIVE PROVISIONS:

1.    DEFINITIONS

1.1 In this Deed, the definitions in the Schedules to this Deed shall apply, and in addition to the following words and expressions shall have the meaning set opposite:

"ASSETS" the physical assets listed in Schedule One to this Deed;

"BUSINESS DAY"                    all days excluding Saturdays and Sundays and
                                  any day on which either the London Stock
                                  Exchange is closed for the transaction of business;

"MASTER AGREEMENT"                the agreement with the title Master Network
                                  Lease and Sale Agreement made between Viatel
                                  Holding (Bermuda) Limited, VTL-TP (Bermuda)
                                  Limited and Global Voice Group

                                  Limited and dated 15 June 2006;

"NETWORK OPERATIONAL AGREEMENT"   the agreement with that title made between
                                  Viatel Holding (Bermuda) Limited and Global
                                  Voice Group Limited and dated 15 June 2006;

"SUBJECT AGREEMENT"               [INSERT TITLE OF RELEVANT SUBJECT AGREEMENT];

"VIATEL NETWORK"                  the meaning in the Master Agreement; and

"VIATEL SITE(S)"                  premises occupied or used by Viatel Group
                                  Companies (as defined in the Master Agreement) on the Viatel Network.

1.2 References in this Deed to the Transferor and Viatel shall include their respective successors in title.

2.    TRANSFEREE'S COVENANTS

      The Transferee covenants and undertakes with the Transferor and Viatel that it shall:

2.1 observe and perform the covenants, undertakings and obligations expressed to be observed and performed on the part of the Transferor in the Subject Agreement;

2.2 observe and perform all standard access rules and procedures stipulated by Viatel and/or applicable to Viatel Sites and to which the Transferor wishes to grant the Transferee rights of access;

2.3   observe and perform the Covenants contained in Schedule Two to this Deed;

2.4 comply with the Interconnection and Access Procedures contained in Schedule Three to this Deed;

2.5 not dispose of the Assets or any part to any person, firm or company ("THIRD PARTY") without first ensuring that such third party has executed a deed directly with the Transferor and Viatel containing an obligation on such third party's part to observe and perform the covenants and comply with the procedures set out in the Schedules this Deed.

3.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      Unless otherwise expressly stated, nothing in this Deed shall create or confer any rights or other benefits pursuant to the Contracts (Rights of Third Parties) Act 1999 in favour of any person other than the parties to this Deed.

DELIVERED as a Deed on the date stated above.

SIGNED as a DEED by                       )

[NAME OF TRANSFEREE] acting by two/a      )

director[s] [and its secretary]           )

                                          Director

                                          Director/Secretary

                                  SCHEDULE ONE

                                    [ASSETS]

                                  SCHEDULE TWO

                                    COVENANTS

The Transferee covenants with the parties as follows:

1. To keep its equipment and/or infrastructure which is situated on any land or property of any other(s) or other person(s) ("LANDOWNER") having rights, at any given time, in any part of the land on which the Viatel Network is located (all of which shall, for the purposes of this Schedule Two, be together referred to as the "TRANSFEREE'S COMMUNICATIONS INFRASTRUCTURE") in good and substantial repair and condition it being agreed that the provisions of this paragraph 1 shall not apply to the Transferee to the extent that either one of the parties to this Deed is responsible for maintaining any of the Transferor 's Communications Infrastructure.

2. In the course of carrying out any works on any Landowner's land or property in respect of the installation, alteration or maintenance of any of the Transferee's Communications Infrastructure, to use all reasonable endeavours to avoid any physical damage to any part of the Landowner's land or property and, in the event that any damage is so caused, the Transferee shall as soon as is practicable after such damage has occurred carry out or cause to be carried out at its own expense any such repair works as are necessary so that the Landowner's land or property so damaged is restored to the condition it was in prior to such damage occurring.

3. Not to do anything which is or may become a nuisance or annoyance to any party to this Deed, any Landowner or any owner or occupier of neighbouring or adjoining property, or which may cause damage to the land or property of any Landowner or to any neighbouring or adjoining property including damage attributable to the neglect, default or carelessness of Transferee and/or its employees, agents, visitors, sub-tenants, contractors or licensees.

4. To observe and comply with the provisions and requirements of all legislation (including, but without limitation, any and all health and safety legislation) whether public or local directly affecting the Transferee's Communications Infrastructure and/or the Viatel Network or the use of the same, including without limitation planning and telecommunications legislation, and not to do or omit anything affecting the land or property of any Landowner which is in breach of such legislation but to do and provide everything required to be done or required by such legislation and to indemnify Viatel against all proceedings, penalties, costs or claims in respect of any acts or omissions in breach of such legislation.

5. That if the Transferee receives notice of any order or proposal under any legislation, to give notice thereof to Viatel immediately and, insofar it relates to the Transferee's Communications Infrastructure, if so reasonably required by Viatel, to make or join with

      Viatel in making such objections or representations in respect of any order or proposal as Viatel may reasonably require and to comply at its own cost with any notice or order relating to Viatel under any such legislation.

6. That if Viatel is required by any governmental or public authority, Landowner or other person having the authority so to require, to relocate any segment of the Viatel Network in which is located any Transferee's Communications Infrastructure, to give Viatel all such assistance as Viatel may reasonably require in connection with such relocation works.

7. Not to use the Transferee's Communications Infrastructure or any part thereof nor to permit the same to be used for any illegal or immoral purposes nor shall it permit or suffer to be done in or upon the Transferee's Communications Infrastructure anything which in the reasonable opinion of Viatel and/or any Landowner may or might become a danger or nuisance to Viatel and/or any Landowner, their licensees, tenants or the occupiers of any adjoining or neighbouring property or to the general public and, at its own expense, it shall take all reasonable precautions as may be necessary for the avoidance thereof.

8. Not to do or permit to be done during the carrying out of any interconnection or other works in connection with the Transferee's Communications Infrastructure anything which may cause any interference with or obstruct or which may cause delay to traffic on any road forming part of any land or property of any Landowner or any injury or damage to any other property of the Landowner.

                                 SCHEDULE THREE

                      INTERCONNECTION AND ACCESS PROCEDURES

A     GENERAL

1. Each party undertakes that in exercising any right to interconnect their respective Networks at a Point of Interconnection, and/or to access, as applicable, the Viatel Chambers for the purpose of inspecting, maintaining and/or installing or making alterations to their respective Networks (as such rights of access are detailed in the Deed), it shall comply with these Joint Interconnection and Access Procedures.

2. For the purposes of these Joint Interconnection and Access Procedures, the following words shall have the following meanings:

      "Allocated Fibres"                shall mean those fibres allocated by
                                        Global Voice to Transferee;

      "Business Hours"                  means the hours from 9am to 5pm (local
                                        time) on any Business Day;

      "Chamber"                         means a Viatel cable chamber and
                                        "Chambers" shall be construed
                                        accordingly;

      "Emergency Interconnection Works" means all interconnection works which are unscheduled and which are required
                                        solely to restore the provision of
                                        service on the relevant party's Network;

      "Interconnection MOP"             means a method of procedure with respect
                                        to any proposed interconnection works,
                                        in accordance with the pro-forma MOP set out in Schedule Five, providing full details as to how the works are to be carried out;

      "Network"                         means, as the context shall require,
                                        either a telecommunications network
                                        owned and operated by the Transferee or
                                        the Viatel Network;

      "ODF"                             means an optical distribution frame; and

      "Point of Interconnection"        means any physical point (being an ODF,
                                        fibre splice or other access point)
                                        where it is technically feasible to
                                        connect the Viatel Network and the
                                        Transferee's Communications

                                        Infrastructure so as to enable data and
                                        other traffic to pass between the two
                                        Networks; and "Points of
                                        Interconnection" shall be construed
                                        accordingly.

3. Notwithstanding the provisions set out in these Joint Interconnection and Access Procedures, where the Viatel Network comprises leased or licensed assets, namely where the asset is used and enjoyed by Viatel and/or any of its group companies subject to a lease, licence or other agreement with a third party, alternative interconnection and access arrangements shall apply. Viatel can make no commitment that any interconnection or access arrangements will be possible given the nature of such assets.

B.    ACCESS

1. All access by Transferee to any site owned by or leased to Viatel or to a Viatel Facility shall be subject to, respectively, such arrangements as are included in the agreement between Transferor and Transferee.

2. Access by either party to any Chamber on the Network of the other party and/or, in the case of Viatel, to any Transferee facility, shall be subject to the provisions of these Joint Interconnection and Access Procedures.

3. Each party reserves the right to be present and supervise any access by the other to any Chamber on its Network. Any such supervision shall not relieve the party being granted access to a Chamber from its obligation to comply in full with these Joint Interconnection and Access Procedures.

C.    INTERCONNECTION WORKS - GENERAL

1. Each party shall take all necessary precautions (including any required by applicable health and safety legislation) to protect the other party's property (and/or that of a third party) from any physical damage during the course of any interconnection works.

2. In the event of any damage being caused to the other party's property (and/or that of a third party) in carrying out any such works as contemplated by these Joint Interconnection and Access Procedures, whether to fibre, duct, equipment or to other items, the working party shall make good, at its own cost, any such damage so caused.

D     FIBRE INTERCONNECTION AT AN ODF

1. Other than in the case of Emergency Works, no less than 2 Business Days' notice shall be given of any proposed interconnection at any ODF on the Network of the other party, such notice to be accompanied by an Interconnection MOP specific to the proposed works. Upon receipt of such notice, the Interconnection MOP procedure set out in Section F shall apply.

2. The requirement set out in Section D(1) shall not apply in the case of Emergency Works, provided however that as much notice as is reasonably possible in the circumstances shall be given (which notice may, notwithstanding the provisions of Clause [ ] be verbal and/or email notice for these purposes) to the network operations centre ("NOC") of the other party. Such notice shall provide as much detail as to the nature of the required works as is reasonably practicable in the circumstances. No Emergency Works shall be undertaken without the verbal approval being given by the relevant NOC. Each party shall procure that their respective NOCs respond as expeditiously as possible in the circumstances.

3. The party carrying out the interconnection works shall be entitled to make its Point of Interconnection at the (customer facing) ports for its Allocated Fibres (or any part thereof) on the opposite side of the ODF to that of the other party.

4. The party carrying out the interconnection works shall be responsible for the cost of any internal patch cabling (including the provision of suitable connectors) required to provide an interconnect with the other party's ODF, including, where the fibres have not been connected by the other party to its side of the ODF, the costs of any required pigtails or other patch cords required to do so.

5. Connectors shall all be of the type SC-UPC other than where, in the applicable fibre specification, that specification states otherwise.

6. In accessing the ODF, whether for the purposes of implementing a Point of Interconnection or otherwise, the party carrying out the interconnection works shall comply with the applicable access procedures of the other for the site in which such ODF is located, such access procedures in any event to be reasonable and of a nature standard within the telecommunications industry. In the case of a Viatel ODF, such access shall be made, in the case of a Viatel Site, in accordance with the Viatel Site Access Procedures and in the case of a Viatel Facility, in accordance with the Viatel Facility Access Procedures.

E     FIBRE INTERCONNECT/CIVIL WORKS AT A CHAMBER

1. Subject to Section E(2) below, each party shall be responsible for performing (at its own cost) all excavation, digging and construction works (together "CIVIL WORKS"), as well as all cabling, splicing and/or testing works required in order to implement a Point of Interconnection between its own Network and that of Viatel. Any such works shall, without prejudice to and notwithstanding the terms and conditions set out in this Schedule, be carried out in accordance with standard industry practice for such works and with due regard to the nature of the particular Chamber in question and in accordance with the practice of a competent provider of such services.

2. All Civil Works to be carried out within a Chamber shall be carried out either by and/or under the direct supervision of the owner of such Chamber, any reasonable costs associated with such works and/or supervision which are incurred by that owner being reimbursed to it in accordance with the provisions of Section H.

3. Subject to Sections E(5) and F below, the party proposing to carry out any such Civil Works at or within the Chamber of the other shall provide to the other an Interconnection MOP in all cases where such works: (i) include any duct and/or fibre interconnection works (including any related cabling, splicing and/or testing works) at a Chamber; or (ii) will necessitate the opening of any Chamber for the purpose of installing new fibre optic cable. Upon receipt of such Interconnection MOP, the Interconnection MOP procedure set out in Section F shall apply.

4. The Interconnection MOP having been agreed by the parties in accordance with Section F, at least 15 Business Days' notice (or such a shorter period as is agreed by the parties) must be given of any intention to understate the relevant Civil Works.

5. The notice requirements set out above shall not apply in the case of Emergency Works provided however that as much notice as is reasonably practicable in the circumstances shall be given to the other party, (which notice may, notwithstanding the provisions of Clause [ ]) be verbal and/or e-mail notice for these purposes) to the NOC of the other party. Such notice shall provide as much detail as to the nature of the required works as is reasonably practicable in the circumstances. No Emergency Works shall be undertaken without the verbal approval being given by the relevant NOC. Each party shall procure that their respective NOCs respond as expeditiously as possible in the circumstances. Approval shall only be given in relation to access to the relevant Chamber: access to the splice closures (and any related work thereon) within such Chamber being only available to the owner of such Chamber.

F     INTERCONNECTION MOP PROCEDURE

1. Upon receipt of the Interconnection MOP, the receiving party may require, acting reasonably, that all or any part of the planned works should not be carried out where it believes that such works will constitute a breach of health and safety legislation and/or where any such works might breach any obligations owed to a Landowner or adversely impact the services, equipment and/or network of itself and/or of any third party. In such an event, the two parties shall use all reasonable endeavours to agree a new method of working which accommodates and addresses the technical requirements and concerns of both. In default of an agreement as to a revised method of working, the matter will be referred to the CHIEF TECHNICAL OFFICER for Viatel and equivalent for Transferee.

2. In the event that the party on whom the Interconnection MOP has been served has not within: (i) 2 Business Days, in the case of fibre interconnection at an ODF; or (ii) 5 Business Days, in the case of Civil Works at a Chamber, notified the other party that it will require changes to the Interconnection MOP, then the Interconnection MOP shall be deemed approved.

3. Approval of the MOP, whether deemed or otherwise, shall not in any way operate so as to limit the submitting party's liability under the terms and conditions of this Deed and it shall be the submitting party's responsibility to comply fully with such terms and conditions at all times.

G     COMPLETION PROCEDURE

      Following completion of any works as contemplated by this Deed, the party carrying out any such works shall provide, at its own cost, the other with appropriate documentation sufficient to allow that other to comply, on a timely basis, with any obligations it may have (if any) under the New Roads and Street Works Act 1991 (or any similar or analogous legislation in any other country in which such works may be carried out) in relation to the works carried out upon or in relation to its Network.

H     COSTS

      Where the provisions of this Schedule state that costs of one party are to be borne by the other party, reference to costs shall be deemed to mean the reasonable costs incurred (the party having incurred such costs having used reasonably endeavours to minimise the same) plus an administrative charge of 15% (exclusive of VAT).

                                      GE 1

GV

DEED OF COVENANT

(1)   [TRANSFEROR - TO BE SPECIFIED]

(2)   [TRANSFEREE- TO BE SPECIFIED]

(3)   [GLOBAL VOICE GROUP COMPANY- TO BE SPECIFIED]

DATED:

PARTIES:

(1) [RELEVANT VIATEL GROUP COMPANY] [under number - ] whose [registered office/principal place of business] is at [-] ("TRANSFEROR"); and

(2)   [                  ] (Company Registration Number [_____________________])
      whose registered office is at [                  ] ("TRANSFEREE")

(3) [RELEVANT GLOBAL VOICE GROUP COMPANY] [under number - ] whose [registered office/principal place of business] is at [-]("GV").

RECITALS

(A) The Transferor has agreed to assign, transfer lease, licence the use of or otherwise create rights or interests in certain assets and associated agreements to and in favour of the Transferee.

(B) The Transferee acknowledges that such assets are located in premises or facilities owned or leased by GV and GV may have telecommunications infrastructure and equipment located in such facilities or premises.

(C) The Transferor is required to ensure that the Transferee shall enter into a deed of covenant with the Transferor and GV and the Transferee has agreed to enter into this Deed accordingly.

OPERATIVE PROVISIONS:

1.    DEFINITIONS

1.1 In this Deed, the definitions in the Schedules to this Deed shall apply, and in addition the following words and expressions shall have the meaning set opposite:

      "ASSETS"                          the physical assets listed in Schedule
                                        One to this Deed;

      "BUSINESS DAY"                    all days excluding Saturdays and Sundays
                                        and any day on which either the London
                                        Stock Exchange is closed for the
                                        transaction of business;

      "GV NETWORK"                      the meaning in the Master Agreement; and

      "GV SITE(s)"                      premises occupied or used by GV Group
                                        Companies being the GV Off-Net Buildings and the GV-On-Net Buildings (as defined in the

                                        Master Agreement);

      "MASTER AGREEMENT"                the agreement with the title Master
                                        Network Lease and Sale Agreement made
                                        between Viatel Holding (Bermuda)
                                        Limited, VTL-TP (Bermuda) Limited and
                                        Global Voice Group Limited and dated 15
                                        June 2006;

      "NETWORK OPERATIONAL AGREEMENT"   the agreement with that title made
                                        between Viatel Holding (Bermuda) Limited and Global Voice Group Limited and dated
                                        15 June 2006;

      "SUBJECT AGREEMENT"                [INSERT TITLE OF RELEVANT SUBJECT
                                        AGREEMENT];

1.2 References in this Deed to the Transferor and GV shall include their respective successors in title.

2.    TRANSFEREE'S COVENANTS

      The Transferee covenants and undertakes with the Transferor and GV that it shall:

2.1 observe and perform the covenants, undertakings and obligations expressed to be observed and performed on the part of the Transferor in the Subject Agreement;

2.2 observe and perform all standard access rules and procedures stipulated by GV and/or applicable to GV Sites and to which the Transferor wishes to grant the Transferee rights of access;

2.3   observe and perform the Covenants contained in Schedule Two to this Deed;

2.4 comply with the Interconnection and Access Procedures contained in Schedule Three to this Deed;

2.5 not dispose of the Assets or any part to any person, firm or company ("THIRD PARTY") without first ensuring that such third party has executed a deed directly with the Transferor and GV containing an obligation on such third party's part to observe and perform the covenants and comply with the procedures set out in the Schedules this Deed.

3.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      Unless otherwise expressly stated, nothing in this Deed shall create or confer any rights or other benefits pursuant to the Contracts (Rights of Third Parties) Act 1999 in favour of any person other than the parties to this Deed.

DELIVERED as a Deed on the date stated above.

SIGNED as a DEED by                     )

[NAME OF TRANSFEREE] acting by two/a    )

director[s] [and its secretary]         )

                                        Director

                                        Director/Secretary

                                  SCHEDULE ONE

                                    [ASSETS]

                                  SCHEDULE TWO

                                    COVENANTS

The Transferee covenants with the parties as follows:

1. To keep its equipment and/or infrastructure which is situated on any land or property of any other(s) or other person(s) ("LANDOWNER") having rights, at any given time, in any part of the land on which the GV Network is located (all of which shall, for the purposes of this Schedule Two, be together referred to as the "TRANSFEREE'S COMMUNICATIONS INFRASTRUCTURE") in good and substantial repair and condition it being agreed that the provisions of this paragraph 1 shall not apply to the Transferee to the extent that either one of the parties to this Deed is responsible for maintaining any of the Transferor 's Communications Infrastructure.

2. In the course of carrying out any works on any Landowner's land or property in respect of the installation, alteration or maintenance of any of the Transferee's Communications Infrastructure, to use all reasonable endeavours to avoid any physical damage to any part of the Landowner's land or property and, in the event that any damage is so caused, the Transferee shall as soon as is practicable after such damage has occurred carry out or cause to be carried out at its own expense any such repair works as are necessary so that the Landowner's land or property so damaged is restored to the condition it was in prior to such damage occurring.

3. Not to do anything which is or may become a nuisance or annoyance to any party to this Deed, any Landowner or any owner or occupier of neighbouring or adjoining property, or which may cause damage to the land or property of any Landowner or to any neighbouring or adjoining property including damage attributable to the neglect, default or carelessness of Transferee and/or its employees, agents, visitors, sub-tenants, contractors or licensees.

4. To observe and comply with the provisions and requirements of all legislation (including, but without limitation, any and all health and safety legislation) whether public or local directly affecting the Transferee's Communications Infrastructure and/or the GV Network or the use of the same, including without limitation planning and telecommunications legislation, and not to do or omit anything affecting the land or property of any Landowner which is in breach of such legislation but to do and provide everything required to be done or required by such legislation and to indemnify GV against all proceedings, penalties, costs or claims in respect of any acts or omissions in breach of such legislation.

5. That if the Transferee receives notice of any order or proposal under any legislation, to give notice thereof to GV immediately and, insofar it relates to the Transferee's Communications Infrastructure, if so reasonably required by GV, to make or join with GV in making such objections or representations in respect of any order or proposal as GV may reasonably require and to comply at its own cost with any notice or order relating to GV under any such legislation.

6. That if GV is required by any governmental or public authority, Landowner or other person having the authority so to require, to relocate any segment of the GV Network in which is located any Transferee's Communications Infrastructure, to give GV all such assistance as GV may reasonably require in connection with such relocation works.

7. Not to use the Transferee's Communications Infrastructure or any part thereof nor to permit the same to be used for any illegal or immoral purposes nor shall it permit or suffer to be done in or upon the Transferee's Communications Infrastructure anything which in the reasonable opinion of GV and/or any Landowner may or might become a danger or nuisance to GV and/or any Landowner, their licensees, tenants or the occupiers of any adjoining or neighbouring property or to the general public and, at its own expense, it shall take all reasonable precautions as may be necessary for the avoidance thereof.

8. Not to do or permit to be done during the carrying out of any interconnection or other works in connection with the Transferee's Communications Infrastructure anything which may cause any interference with or obstruct or which may cause delay to traffic on any road forming part of any land or property of any Landowner or any injury or damage to any other property of the Landowner.

                                 SCHEDULE THREE

                      INTERCONNECTION AND ACCESS PROCEDURES

A     GENERAL

1. Each party undertakes that in exercising any right to interconnect their respective Networks at a Point of Interconnection, and/or to access, as applicable, the GV Chambers for the purpose of inspecting, maintaining and/or installing or making alterations to their respective Networks (as such rights of access are detailed in the Deed), it shall comply with these Joint Interconnection and Access Procedures.

2. For the purposes of these Joint Interconnection and Access Procedures, the following words shall have the following meanings:

      "Allocated Fibres"                shall mean those fibres allocated by
                                        Global Voice to Transferee;

      "Business Hours"                  means the hours from 9am to 5pm (local
                                        time) on any Business Day;

      "Chamber"                         means a GV cable chamber and "Chambers"
                                        shall be construed accordingly;

      "Emergency Interconnection Works" means all interconnection works which are unscheduled and which are required
                                        solely to restore the provision of
                                        service on the relevant party's Network;

      "Interconnection MOP"             means a method of procedure with respect
                                        to any proposed interconnection works,
                                        in accordance with the pro-forma MOP set out in Schedule Five, providing full details as to how the works are to be carried out;

      "Network"                         means, as the context shall require,
                                        either a telecommunications network
                                        owned and operated by the Transferee or
                                        the GV Network;

      "ODF"                             means an optical distribution frame; and

      "Point of Interconnection"        means any physical point (being an ODF,
                                        fibre splice or other access point)
                                        where it is technically feasible to
                                        connect the GV Network and the
                                        Transferee's Communications
                                        Infrastructure so as to enable data and
                                        other traffic to pass between the two
                                        Networks; and "Points of
                                        Interconnection" shall be construed
                                        accordingly.

3. Notwithstanding the provisions set out in these Joint Interconnection and Access Procedures, where the GV Network comprises leased or licensed assets, namely where the asset is used and enjoyed by GV and/or any of its group companies subject to a lease, licence or other agreement with a third party, alternative interconnection and access arrangements shall apply. GV can make no commitment that any interconnection or access arrangements will be possible given the nature of such assets.

B.    ACCESS

4. All access by Transferee to any site owned by or leased to GV or to a GV Facility shall be subject to, respectively, such arrangements as are included in the agreement between Transferor and Transferee.

5. Access by either party to any Chamber on the Network of the other party and/or, in the case of GV, to any [Transferee facility], shall be subject to the provisions of these Joint Interconnection and Access Procedures.

6. Each party reserves the right to be present and supervise any access by the other to any Chamber on its Network. Any such supervision shall not relieve the party being granted access to a Chamber from its obligation to comply in full with these Joint Interconnection and Access Procedures.

C.    INTERCONNECTION WORKS -- GENERAL

3. Each party shall take all necessary precautions (including any required by applicable health and safety legislation) to protect the other party's property (and/or that of a third party) from any physical damage during the course of any interconnection works.

4. In the event of any damage being caused to the other party's property (and/or that of a third party) in carrying out any such works as contemplated by these Joint Interconnection and Access Procedures, whether to fibre, duct, equipment or to other items, the working party shall make good, at its own cost, any such damage so caused.

D     FIBRE INTERCONNECTION AT AN ODF

1. Other than in the case of Emergency Works, no less than 2 Business Days' notice shall be given of any proposed interconnection at any ODF on the Network of the other party, such notice to be accompanied by an Interconnection MOP specific to the proposed works. Upon receipt of such notice, the Interconnection MOP procedure set out in Section F shall apply.

2. The requirement set out in Section D(1) shall not apply in the case of Emergency Works, provided however that as much notice as is reasonably possible in the circumstances shall be given (which notice may, notwithstanding the provisions of Clause [ ] be verbal and/or email notice for these purposes) to the network operations centre ("NOC") of the other party. Such notice shall provide as much detail as to the nature of the required works as is reasonably practicable in the circumstances. No Emergency Works shall be undertaken without the verbal approval being given by the relevant NOC. Each party shall procure that their respective NOCs respond as expeditiously as possible in the circumstances.

3. The party carrying out the interconnection works shall be entitled to make its Point of Interconnection at the (customer facing) ports for its Allocated Fibres (or any part thereof) on the opposite side of the ODF to that of the other party.

4. The party carrying out the interconnection works shall be responsible for the cost of any internal patch cabling (including the provision of suitable connectors) required to provide an interconnect with the other party's ODF, including, where the fibres have not been connected by the other party to its side of the ODF, the costs of any required pigtails or other patch cords required to do so.

5. Connectors shall all be of the type SC-UPC other than where, in the applicable fibre specification, that specification states otherwise.

6. In accessing the ODF, whether for the purposes of implementing a Point of Interconnection or otherwise, the party carrying out the interconnection works shall comply with the applicable access procedures of the other for the site in which such ODF is located, such access procedures in any event to be reasonable and of a nature standard within the telecommunications industry. In the case of a GV ODF, such access shall be made, in the case of a GV Site, in accordance with the GV Site Access Procedures and in the case of a GV Facility, in accordance with the GV Facility Access Procedures.

E     FIBRE INTERCONNECT/CIVIL WORKS AT A CHAMBER

1. Subject to Section E(2) below, each party shall be responsible for performing (at its own cost) all excavation, digging and construction works (together "CIVIL WORKS"), as well as all cabling, splicing and/or testing works required in order to implement a Point of Interconnection between its own Network and that of GV. Any such works shall, without prejudice to and notwithstanding the terms and conditions set out in this Schedule, be carried out in accordance with standard industry practice for such works and with due

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      regard to the nature of the particular Chamber in question and in accordance with the practice of a competent provider of such services.

2. All Civil Works to be carried out within a Chamber shall be carried out either by and/or under the direct supervision of the owner of such Chamber, any reasonable costs associated with such works and/or supervision which are incurred by that owner being reimbursed to it in accordance with the provisions of Section H.

3. Subject to Sections E(5) and F below, the party proposing to carry out any such Civil Works at or within the Chamber of the other shall provide to the other an Interconnection MOP in all cases where such works: (i) include any duct and/or fibre interconnection works (including any related cabling, splicing and/or testing works) at a Chamber; or (ii) will necessitate the opening of any Chamber for the purpose of installing new fibre optic cable. Upon receipt of such Interconnection MOP, the Interconnection MOP procedure set out in Section F shall apply.

4. The Interconnection MOP having been agreed by the parties in accordance with Section F, at least 15 Business Days' notice (or such a shorter period as is agreed by the parties) must be given of any intention to understate the relevant Civil Works.

5. The notice requirements set out above shall not apply in the case of Emergency Works provided however that as much notice as is reasonably practicable in the circumstances shall be given to the other party, (which notice may, notwithstanding the provisions of Clause [ ]) be verbal and/or e-mail notice for these purposes) to the NOC of the other party. Such notice shall provide as much detail as to the nature of the required works as is reasonably practicable in the circumstances. No Emergency Works shall be undertaken without the verbal approval being given by the relevant NOC. Each party shall procure that their respective NOCs respond as expeditiously as possible in the circumstances. Approval shall only be given in relation to access to the relevant Chamber: access to the splice closures (and any related work thereon) within such Chamber being only available to the owner of such Chamber.

F     INTERCONNECTION MOP PROCEDURE

1. Upon receipt of the Interconnection MOP, the receiving party may require, acting reasonably, that all or any part of the planned works should not be carried out where it believes that such works will constitute a breach of health and safety legislation and/or where any such works might breach any obligations owed to a Landowner or adversely impact the services, equipment and/or network of itself and/or of any third party. In such an event, the two parties shall use all reasonable endeavours to agree a new method of working which accommodates and addresses the technical requirements and concerns of both. In default of an agreement as to a revised method of working, the matter will be referred to the CHIEF TECHNICAL OFFICER for GV and for Transferee.

2. In the event that the party on whom the Interconnection MOP has been served has not within: (i) 2 Business Days, in the case of fibre interconnection at an ODF; or (ii) 5

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      Business Days, in the case of Civil Works at a Chamber, notified the other party that it will require changes to the Interconnection MOP, then the Interconnection MOP shall be deemed approved.

3. Approval of the MOP, whether deemed or otherwise, shall not in any way operate so as to limit the submitting party's liability under the terms and conditions of this Deed and it shall be the submitting party's responsibility to comply fully with such terms and conditions at all times.

G     COMPLETION PROCEDURE

      Following completion of any works as contemplated by this Deed, the party carrying out any such works shall provide, at its own cost, the other with appropriate documentation sufficient to allow that other to comply, on a timely basis, with any obligations it may have (if any) under the New Roads and Street Works Act 1991 (or any similar or analogous legislation in any other country in which such works may be carried out) in relation to the works carried out upon or in relation to its Network.

H     COSTS

      Where the provisions of this Schedule state that costs of one party are to be borne by the other party, reference to costs shall be deemed to mean the reasonable costs incurred (the party having incurred such costs having used reasonably endeavours to minimise the same) plus an administrative charge of 15% (exclusive of VAT).

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                                   APPENDIX A

                               VIATEL NETWORK MAP

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                                   APPENDIX B

                            GLOBAL VOICE NETWORK MAP

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SIGNED by                               )
a duly authorised signatory of          ) /s/ Lucy Woods
VIATEL HOLDING (BERMUDA) LIMITED        )

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SIGNED by                               )
a duly authorised signatory of          ) /s/ Lucy Woods
VTL - TP (BERMUDA) LIMITED              )

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SIGNED by                               )
a duly authorised signatory of          ) /s/ Brenda O'Keefe
GLOBAL VOICE GROUP LIMITED              )